1997  ANNUAL REPORT

                                                                [MAS FUNDS LOGO]

MILLER ANDERSON & SHERRERD

Mission Statement

Miller Anderson & Sherrerd, LLP strives to meet or exceed clients' long-term investment objectives by providing a comprehensive array of investment services, characterized by enduring client relationships and superior investment results.

IN PURSUING THIS MISSION WE:

     -    Listen attentively to our clients

     - Communicate clearly and concisely how well our investment strategies and results are fulfilling our clients' investment objectives

     - Manage the growth of the firm to preserve and enhance the quality of our investment services

     - Invest continuously in people and technology to remain at the intellectual and technological forefront of our industry

     - Maintain a culture and work environment that promote teamwork and enable us to attract and retain the highest caliber of people and to foster their growth and satisfaction

     -    Uphold the highest standards of ethics and integrity

We measure our success through our enduring client relationships and long-term investment results.

MAS FUNDS

Table of Contents

TO OUR SHAREHOLDERS...........................................................4

EQUITY
        Value Portfolio.......................................................6
        Equity Portfolio......................................................8
        Small Cap Value Portfolio............................................10
        International Equity Portfolio.......................................12
        Mid Cap Growth Portfolio.............................................14
        Mid Cap Value Portfolio..............................................16
        Emerging Markets Portfolio...........................................18

FIXED INCOME
        Fixed Income Portfolio...............................................20
        Domestic Fixed Income Portfolio......................................22
        High Yield Portfolio.................................................24
        Cash Reserves Portfolio..............................................26
        Fixed Income Portfolio II............................................28
        Mortgage-Backed Securities Portfolio.................................30
        Limited Duration Portfolio...........................................32
        Special Purpose Fixed Income Portfolio...............................34
        Municipal Portfolio..................................................36
        PA Municipal Portfolio...............................................38
        Global Fixed Income Portfolio........................................40
        International Fixed Income Portfolio.................................42
        Intermediate Duration Portfolio......................................44

BALANCED
        Balanced Portfolio...................................................46
        Multi-Asset-Class Portfolio..........................................48

TRUSTEES AND OFFICERS........................................................51

MAS INVESTMENT
SERVICES TEAM................................................................52

MAS FUNDS

To Our Shareholders

[PICTURE]

Fiscal 1997 was an extraordinary period for investing, closing the third consecutive year of double-digit U.S. stock market returns. During this same period of high absolute market returns, eighteen out of the twenty-two MAS Funds Portfolios presented in this report outperformed their market indices. The table presented on the following page provides a summary of how portfolios in every asset class have produced outstanding results for our shareholders.

Equally important, we do not take the returns of this past fiscal year for granted. MAS Funds remains focused on the investing principles that have proved effective during both rising and falling markets. The table provided on the next page illustrates that seventy-four percent of the MAS Funds portfolios rated by Morningstar have been awarded the coveted "Four- and Five-Star Ratings" based on their independent analysis of risk and return over the long-term. Many mutual funds have the objective of seeking attractive returns over a full market cycle. Many fewer advisers to mutual funds have the twenty-eight years of investing experience Miller Anderson & Sherrerd brings to MAS Funds.

THE HISTORY OF MILLER ANDERSON & SHERRERD--
INVESTMENT ADVISER TO MAS FUNDS

MAS was founded in 1969 by a group of investors who wanted to realize their vision of the ideal investing environment. Then as today, every MAS investing approach and strategy is developed by a team of investors, working together to analyze security values in the context of thorough economic and fundamental research. The team approach avoids the pitfalls of a "star" system where shareholders' investment results are dependent on the presence and success or failure of an individual. MAS's client service teams work closely with each investment group to provide superior services for Fund investors.

HIGHLIGHT ON RETIREMENT INVESTING

Many institutions invest in MAS Funds for a defined benefit pension plan, endowment or foundation. With the growing importance of defined contribution plans, MAS Funds has developed a variety of programs to provide access for plan participants to its domestic and international equity, fixed-income and balanced portfolios. To maintain our focus on providing investment services to institutional investors, the Fund has entered into partnership programs with recordkeeping firms. These partnerships give plan sponsors access to premier recordkeepers with the relationship management and investment services they have come to expect when investing in MAS Funds.

Providing the highest quality defined contribution plan services is an important part of our commitment to institutional and fiduciary investors. Please call us at 1-800-354-8185 if we can provide more information about MAS Funds or the information contained in this report.

Sincerely,


/s/ THOMAS L. BENNETT

Thomas L. Bennett
Chairman

                 MAS FUNDS THAT OUTPERFORMED THEIR BENCHMARKS
                    For periods ending September 30, 1997





                                                FISCAL 1997                     5-YEAR                10-YEAR/SINCE INCEPTION
                                        --------------------------      ------------------------      -----------------------
EQUITY PORTFOLIOS                       3 OF 5                 60%      3 OF 4               75%      4 OF 5              80%
INTERNATIONAL EQUITY PORTFOLIOS         2 OF 2                100%      0 OF 1                0%      2 OF 2             100%
FIXED-INCOME PORTFOLIOS *               10 OF 11               91%      7 OF 8               88%      11 OF 11           100%
INTERNATIONAL FIXED-INCOME PORTFOLIOS   2 OF 2                100%          -                  -      2 OF 2             100%
BALANCED PORTFOLIOS **                  1 OF 2                 50%          -                  -      0 OF 2               0%
TOTAL                                   18 OF 22               82%      10 OF 13             77%      19 OF 22            86%

* While the PA Municipal Portfolio outperformed the Lehman 5-Year Municipal Index shown in this report, it did not outperform an unmanaged index comprised of the Lehman Long Municipal Index from 10/1/92 to 3/31/96 and 50% Lehman 10-Year Municipal Index and 50% Lehman 5-Year Municipal Index thereafter, as described in its Prospectus, for fiscal 1997.

** While the Balanced Portfolio outperformed the Salomon Broad Investment Grade Index shown in this report, it did not outperform an unmanaged index comprised of 60% S&P 500 Index and 40% Salomon Broad Investment Grade Index, as described in its Prospectus, for fiscal 1997 and since the Portfolio's inception on 12/31/92. While the Multi-Asset-Class Portfolio outperformed the MSCI EAFE-GDP Weighted Index and the Salomon Broad Investment Grade Index shown in this report, it did not outperform an unmanaged index comprised of 50% S&P 500 Index, 24% Salomon Broad Investment Grade Index, 14% MSCI EAFE-GDP Weighted Index, 6% Salomon High Yield Index and 6% Salomon World Government Bond Ex-U.S. Index, as described in its Prospectus, since the Portfolio's inception on 7/29/94.


                       MORNINGSTAR RATINGS FOR MAS FUNDS#
                   For the period ending September 30, 1997





                                              FUNDS RATED BY
                                                MORNINGSTAR               FUNDS RATED 4 STAR             FUNDS RATED 5 STAR
                                              ---------------             ------------------             ------------------
EQUITY PORTFOLIOS                                    4                             1                             2
INTERNATIONAL EQUITY PORTFOLIOS                      1                             -                             -
FIXED-INCOME PORTFOLIOS                             10                             7                             3
INTERNATIONAL FIXED-INCOME PORTFOLIOS                2                             -                             -
BALANCED PORTFOLIOS                                  2                             1                             -
TOTAL                                               19                             9                             5

# Morningstar, Inc. assigns ratings to investment companies based on the Firm's proprietary star-based rating system. Under this system, Morningstar assigns a fund anywhere from one to five stars based upon a combination of performance (three-, five- and ten-year time periods, when available) and risk, assessed together to form a comprehensive evaluation. The top 10% of each class receives five stars and funds falling in the next 22.5% receive four stars. A Morningstar rating is not a predictor of future performance and does not guarantee that a fund will perform at its past levels in the future.

     Morningstar, Inc. currently rates nineteen of the twenty-two MAS Funds portfolios. Morningstar, Inc. requires that a mutual fund be in existence for a minimum of three years in order to be rated. The Mid Cap Value and Emerging Markets Portfolios are not yet rated. The Cash Reserves Portfolio is not rated because Morningstar, Inc. does not rate money market funds.

The Value Portfolio combines Miller Anderson & Sherrerd's disciplined stock valuation process with the judgment gained through considerable experience in low-P/E investing.

MAS's process is executed in two stages. An initial screen is used to identify companies with flat or positive earnings growth which have underperformed the broad market averages and whose valuations currently fall into the lower segment of MAS's investment universe. In the second stage, fundamental analysis is used to determine the cyclical sustainability of earnings and the competitive dynamics of the company.

The hallmark of MAS's strategy is its clearly defined, firmly enforced sell discipline. Many value managers who are able to identify outstanding securities err in holding successful investments past their peaks. Perhaps the greatest strategic advantage of this approach is that the sell discipline mandates the sale of any stock that satisfies one or more sell criteria--price appreciation, earnings deterioration, or negative fundamental change. This approach is fortified by attention to risk management. MAS emphasizes portfolio diversification in terms of both sectors and stocks. Maximum sector limitations are imposed and limits placed on the size of individual positions, thereby minimizing the risk of any sector or holding.

For the fiscal year ended September 30, 1997, the Value Portfolio once again outperformed its benchmark, returning 41.2% versus 40.5% for the S&P 500. Stock selection contributed the most to the Portfolio's strong relative and absolute performance results, with sector selection also acting as a positive contributor. The Portfolio's holdings in cash equivalent investments penalized results somewhat, as the fiscal year witnessed another strong move upward in the broad stock market indices and cash proved to be an underperforming asset.

For most of the fiscal year, the equity market maintained a fairly narrow focus, with the so-called "New Nifty-Fifty" stocks accounting for most of the market's performance. In general, these larger, growth-oriented companies tended to outperform smaller companies or those which exhibited greater economic or interest rate sensitivity. The Value Portfolio's disciplined approach to stock selection which is based on attractive, low price-to-earnings valuation characteristics, required it to maintain significant underexposure to this narrow group of stocks. In fact, the Portfolio had significant underweightings in three of the four best performing sectors in the S&P 500 (health care, technology and beverages and personal care), during most of the year because of these valuation considerations. As the fiscal year ended, market rotation away from traditional growth sectors and toward financial services and consumer durables enhanced the Portfolio's relative performance.

The Portfolio's largest sector commitment is to heavy industry, evidenced by large positions in Cummins Engine, Case, Aeroquip-Vickers, Eaton, Harnischfeger, Parker-Hannifin, and Kennametal. The consumer durable sector represents the fund's second largest overweighting with significant positions in Ford, General Motors, Goodyear, and Owens Corning. Financial service stocks represent the third largest overweighting, although exposure has been reduced due to supe-rior relative price performance and subsequent upward revaluation. Sector underweightings remain concentrated in the higher growth segments of the market as well as in the utility industries. Health care, consumer staples, consumer


          Perhaps the greatest strategic advantage of this approach is that the sell discipline mandates the sale of any stock that satisfies one or more sell criteria--price appreciation, earnings deterioration, or negative fundamental change.

services, and technology remain underrepresented due to excessive valuations.

MAS continues to be somewhat cautious regarding the equity markets in general as evidenced by a cash position of 15%. The recent rally in bonds combined with high expectations for third quarter profits and healthy cash flows into equities have driven most market indices to new highs. Valuations, at record levels in the beginning of the quarter, expanded even more during the September period. The Portfolio continues to invest opportunistically, but it will require a significant market correction or sector rotation to comfortably employ its cash reserves.


                                     VALUE

                       Growth of a $1 Million Investment
                                 Over 10 Years



Fiscal years             S&P 500       MAS FUNDS VALUE
ending September 30
                               Dollars (000)
'87   9/30/87              1000               1000
      12/31/87              775                790
      3/31/88               819                875
      6/30/88               873                944
'88   9/30/88               876                946
      12/31/88              903                966
      3/31/89               967               1039
      6/30/89              1053               1106
'89   9/30/89              1166               1216
      12/31/89             1190               1166
      3/31/90              1154               1129
      6/30/90              1226               1163
'90   9/30/90              1058                974
      12/31/90             1153               1094
      3/31/91              1320               1281
      6/30/91              1317               1305
'91   9/30/91              1388               1418
      12/31/9              1504               1506
      3/31/92              1466               1507
      6/30/92              1494               1543
'92   9/30/92              1541               1599
      12/31/92             1619               1726
      3/31/93              1689               1823
      6/30/93              1697               1833
'93   9/30/93              1741               1914
      12/31/93             1782               1973
      3/31/94              1714               1943
      6/30/94              1721               1970
'94   9/30/94              1805               2056
      12/31/94             1805               2042
      3/31/95              1981               2261
      6/30/95              2170               2525
'95   9/30/95              2343               2727
      12/31/95             2484               2833
      3/31/96              2617               3032
      6/30/96              2734               3102
'96   9/30/96              2819               3229
      12/31/96             3054               3616
      3/31/97              3136               3676
      6/30/97              3683               4213
                                              4548
                                              4550
'97   9/30/97              3959               4560



                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*


                                                    MAS VALUE
                        -------------------------------------------------------------                S&P 500
                        INSTITUTIONAL +           INVESTMENT ++             ADVISER ++                INDEX
----------------------------------------------------------------------------------------------------------------
ONE YEAR                     41.25%                  41.01%                  40.87%                   40.46%
FIVE YEARS                   23.31%                  23.26%                  23.25%                   20.77%
TEN YEARS                    16.39%                  16.36%                  16.35%                   14.75%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

+    Represents an investment in the Institutional Class.

++ Represents an investment in the Investment Class which commenced operations 5/6/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

+++ Represents an investment in the Adviser Class which commenced operations 7/17/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12(b)-1 Fee applicable to the Adviser Class.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Investment Class of shares of the Value Portfolio from exceeding 0.80% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

* All returns are compared to the S&P 500 Index, an unmanaged market index.

MAS FUNDS/EQUITY

Equity Portfolio


The Equity Portfolio is Miller Anderson & Sherrerd's core-strategy stock fund. The Portfolio is heavily oriented toward large-capitalization stocks, with a strategic commitment to smaller- and faster-growing equities. In constructing the Portfolio, the MAS equity team applies a value-oriented discipline to both stock selection and sector allocation.

MAS's goals for core equity investing are to provide capital appreciation with income through broad market exposure, and to achieve above-average, consistent returns compared to other managers and the broad market averages over long periods of time.

This fiscal year-end falls in the second market cycle since the Portfolio's inception in 1984. During the first market cycle from September 30, 1987 to June 30, 1990, the Portfolio significantly outperformed the S&P 500 with an annualized return of 8.9% versus 7.7%. For the current cycle which began in July of 1990, the Portfolio ended the fiscal year strongly by narrowing its gap with the S&P 500 to 50 basis points with an annualized return of 17.0% versus 17.5%. This strong performance is particularly significant as the recent part of this cycle has been an extraordinary bull market which has decidedly favored stocks held in the index.

To compare results with other managers, MAS looks at the Growth and Growth & Income mutual fund indices calculated by Lipper Investment Services, Inc. For returns measured quarterly since its inception through this fiscal year, the Portfolio has outperformed the average in both categories in 100% of all ten-year trailing periods, in 87% of all five-year trailing periods, and in 63% of all three-year trailing periods, including the last six in a row.

The MAS equity team is charged with upholding this superb investing record produced consistently over the past twenty-eight years of equity investing at MAS. Earlier this decade, the group felt compelled to change its long-standing approach and divide responsibility among separate teams for stock selection, sector allocation and risk control. The result of this change was disappointing, and at the beginning of this fiscal year the decision was reversed. Responsibility is again integrated into a single, market-responsive team of individuals. The individuals on this team, like those on earlier MAS equity teams, focus on making decisive investment choices, within a strategic view of sector allocation and risk control determined collectively. The positive impact on performance has been demonstrated by the Portfolio outperforming the S&P 500 in two of the past four quarters, amidst a market led by feverish investment in the biggest and best known companies in the Index.

Stock selection in the Portfolio is based on both quantitative and qualitative inputs. Each stock in MAS's investable universe is ranked versus its peers based on valuation and business dynamics. Those stocks that appear attractive are then subject to rigorous fundamental review. Sector allocation refers to the Portfolio's sector weightings versus the S&P 500. A sector is overweighted or underweighted versus the Index based on the same rigorous approach that governs the stock-selection process, i.e., analysis of valuation and trends in business dynamics. MAS controls the level of portfolio risk and volatility by adjusting the cash position, investing in all economic sectors, holding a large number of widely diversified stocks, limiting single stock concentration, and limiting variance of sector weights from the index. Each of these controls is monitored and reviewed regularly.

During fiscal 1997, the Portfolio was progressively overweighted in economically-sensitive stocks in the heavy industry, consumer durables and consumer service sectors, and was neutral or underweighted in other sectors, producing strong results. The rigorous valuation discipline of MAS's equity team prevented the Portfolio from investing in the increasingly overvalued segments of the market, producing cash reserves in the Portfolio. As a result, while the return for the stocks held in the Portfolio very nearly matched the spectacular return of the S&P 500 for the year, the higher-than-normal frictional cash position caused the Portfolio to trail the S&P 500. The cash position served the Portfolio well during the August market decline, contributing to the Portfolio outperforming the S&P 500 by 200 basis points during that month.

                                     EQUITY

                       Growth of a $1 Million Investment
                                 Over 10 Years



Fiscal years             S&P 500       MAS FUNDS EQUITY
ending September 30
                               Dollars (000)
'87         9/30/87        1000               1000
           12/31/87         775                825
            3/31/88         819                858
            6/30/88         873                923
'88         9/30/88         876                916
           12/31/88         903                933
            3/31/89         967               1003
            6/30/89        1053               1074
'89         9/30/89        1166               1218
           12/31/89        1190               1197
            3/31/90        1154               1160
            6/30/90        1226               1265
'90         9/30/90        1058               1076
           12/31/90        1153               1196
            3/31/91        1320               1400
            6/30/91        1317               1400
'91         9/30/91        1388               1508
           12/31/91        1504               1674
            3/31/92        1466               1624
            6/30/92        1494               1624
'92         9/30/92        1541               1682
           12/31/92        1619               1805
            3/31/93        1689               1835
            6/30/93        1697               1820
'93         9/30/93        1741               1868
           12/31/93        1782               1925
            3/31/94        1714               1861
            6/30/94        1721               1874
'94         9/30/94        1805               1945
           12/31/94        1805               1934
            3/31/95        1981               2100
            6/30/95        2170               2290
'95         9/30/95        2343               2453
           12/31/95        2484               2573
            3/31/96        2617               2730
            6/30/96        2734               2840
'96         9/30/96        2819               2857
           12/31/96        3054               3103
            3/31/97        3136               3176
            6/30/97        3683               3649
                                              3943
                                              3956
'97         9/30/97        3959               3959

                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                                           MAS EQUITY
                                           -------------------------------------                S&P 500
                                           INSTITUTIONAL +           INVESTMENT ++               INDEX
------------------------------------------------------------------------------------------------------------
ONE YEAR                                        38.46%                  38.12%                  40.46%
FIVE YEARS                                      18.66%                  18.58%                  20.77%
TEN YEARS                                       14.74%                  14.71%                  14.75%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

+    Represents an investment in the Institutional Class.

++ Represents an investment in the Investment Class which commenced operations 4/10/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Investment Class of shares of the Equity Portfolio from exceeding 0.80% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

* All returns are compared to the S&P 500 Index, an unmanaged market index.

MAS FUNDS/EQUITY

Small Cap Value Portfolio

The Small Cap Value Portfolio applies Miller Anderson & Sherrerd's value investment philosophy to the small- and medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. MAS generally keeps sector weights within 5% of those of the Russell 2000 Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness. Decisions about portfolio composition and structure are made by a team of MAS equity professionals who specialize in the small- and mid-cap market segments.

MAS's investment process is driven chiefly by bottom-up considerations, although broad macroeconomic trends that influence the outlook for certain industries are taken into account in the decision-making process. As a value-oriented fund, the Portfolio emphasizes stocks with below-average valuations. However, unlike many value strategies, MAS's methodology also includes additional quality and growth factors such as the expected future growth in earnings and dividends, the recent pattern of earnings estimate revisions and subjective judgments regarding the quality of a company's business franchise. As a result, the Portfolio will generally look similar to the Russell 2000 Index in the quality and growth characteristics of its holdings, while the overall valuation of the Portfolio will generally be lower.

[PICTURE]
FROM LEFT: Brian Towsen, Berth Cullen, and Ted Kurth

MAS's long-term view of the small-cap market remains favorable, as analysis shows these stocks as offering solid earnings growth prospects at reasonable multiples of earnings. The last fiscal quarter was the first quarter where small-cap stocks provided significantly higher returns than large-cap stocks since the third calendar quarter of 1993. MAS believes a trend of outperformance by the small-cap segment of the equity market may continue in the coming fiscal year. This view is supported by the current strength of the dollar and the recent changes in capital-gains tax rates.

For the past year, the Portfolio's strong results were produced by positive stock selection across a broad range of industries. Furthermore, an overweighting of the energy services sector, established in 1996 and maintained throughout 1997, has continued to have a positive impact on returns. After a brief market correction in the first calendar quarter of 1997, the small-cap market made a sharp recovery in late April and climbed to new all-time highs by the end of September. The Portfolio earned a return of 18.3% for the quarter ending September 30, exceeding the Russell 2000 benchmark return by 3.4%. This strong year-end


          MAS's long-term view of the small-cap market remains favorable, as analysis shows these stocks as offering solid earnings growth prospects at reasonable multiples of earnings.

performance was largely due to stock selection. Stocks with large gains during the final fiscal quarter included Maverick Tube (+120%), Quantum (+89%), Global Industries (+71%), Marine Drilling (+59%) and Vivus (+57%). These securities are not necessarily representative of the Portfolio's current or future holdings.

This Portfolio is not currently being offered to new investors.

                                SMALL CAP VALUE

                       Growth of a $1 Million Investment
                                 Over 10 Years

Fiscal years           RUSSELL 2000       MAS FUNDS SMALL CAP VALUE
ending September 30
                                 (Dollars 000)
'87   9/30/87               1000                    1000
     12/31/87                712                     734
      3/31/88                849                     853
      6/30/88                906                     900
'88   9/30/88                896                     885
     12/31/88                890                     891
      3/31/89                958                     963
      6/30/89               1018                    1018
'89   9/30/89               1084                    1105
     12/31/89               1030                    1048
      3/31/90               1007                    1047
      6/30/90               1045                    1098
'90   9/30/90                789                     800
     12/31/90                829                     874
      3/31/91               1076                    1153
      6/30/91               1059                    1159
'91   9/30/91               1146                    1304
     12/31/91               1211                    1432
      3/31/92               1302                    1536
      6/30/92               1213                    1444
'92   9/30/92               1248                    1488
     12/31/92               1434                    1758
      3/31/93               1496                    1795
      6/30/93               1528                    1869
'93   9/30/93               1662                    2049
     12/31/93               1705                    2130
      3/31/94               1660                    2115
      6/30/94               1595                    2089
'94   9/30/94               1706                    2214
     12/31/94               1674                    2177
      3/31/95               1751                    2218
      6/30/95               1916                    2364
'95   9/30/95               2105                    2621
     12/31/95               2150                    2635
      3/31/96               2260                    2805
      6/30/96               2373                    3034
'96   9/30/96               2381                    3250
     12/31/96               2505                    3561
      3/31/97               2376                    3528
      6/30/97               2760                    4115
'97   9/30/97               3171                    4869



                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                                             MAS                 RUSSELL 2000
                                                        SMALL CAP VALUE              INDEX
----------------------------------------------------------------------------------------------------
ONE YEAR                                                    49.81%                  33.17%
FIVE YEARS                                                  26.75%                  20.51%
TEN YEARS                                                   17.15%                  12.23%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

* All returns are compared to the Russell 2000 Index, an unmanaged market index.

MAS FUNDS/EQUITY

International Equity Portfolio

The International Equity Portfolio provides a core vehicle for investing in stocks from over 25 countries outside of the United States. Miller Anderson & Sherrerd analyzes country allocation, stock selection and currency values to construct a diversified portfolio for U.S.-based investors.

In determining the Portfolio's country allocation, MAS measures value through the computation of expected returns for each major market or region. MAS focuses on the equity risk premium (the expected excess return of stocks over bonds for a particular country), the steepness of a region's yield curve (the difference in levels between short- and long-term interest rates) and the level of real interest rates (a country's government-bond yield less its inflation rate). MAS's research has shown that foreign stocks tend to outperform in regions where risk premia are large, yield curves are steep, and/or real interest rates are high.

[PICTURE]
TOP LEFT: Mary Jane Bobyock, Stephen Golding, SEATED: Tracey Ivey

MAS uses these tools along with disciplined, fundamental research and analysis to create a diversified Portfolio that is based both on bottom-up valuation and analysis of individual holdings and a top-down view of world economies and markets. The international equity team focuses fundamental analysis on measures that have proven to add value over time--attractive valuations (represented by a stock's price/earnings, price/book and/or price/cash flow ratios) combined with an upward trend in analyst estimate revisions.

MAS's research-based, value-oriented investment process has been the key factor behind the Portfolio's outperformance of its benchmark, the Morgan Stanley Capital International World Ex-U.S. Index, by an average of 4.2% per year since inception. During fiscal 1997, the results of the International Equity Portfolio were exceptional: the Portfolio gained 23.2% compared to 13.0% for the index.

During the fiscal year, country allocation and stock selection were equally responsible for value added relative to the benchmark. Greater-than-index exposure to Southern European, Scandinavian, and Latin American markets, combined with less-than-index exposure to Japanese and developed Asian markets contributed positively to relative performance. A greater-than-index exposure to emerging Asian markets, and a less-than-index exposure to Deutschemark-bloc markets detracted from returns. Security selection in Japan, Germany, Switzerland and the Netherlands added significantly to overall performance throughout the year.

At fiscal year-end, the Portfolio is underweighted in Japan, as valuations are still unattractive and business confidence remains disappointing. The fund is overweighted in the United Kingdom, which offers good relative value compared to other European countries. The U.K.'s stock market has benefited from a strong economy and an increased probability of the country's membership in the European Economic Monetary Union. The Portfolio continues to have no exposure to Malaysia, where the currency crisis has led to poor corporate earnings estimate revisions and a weaker economy.

                              INTERNATIONAL EQUITY

                       Growth of a $1 Million Investment
                                Since Inception


Fiscal years           MSCI WORLD          MAS FUNDS
ending September 30      EX-U.S.      INTERNATIONAL EQUITY
                               Dollars (000)
    *11/25/88              1000               1000
'88  12/31/88              1002               1011
      3/31/89              1007               1020
      6/30/89               950               1033
'89   9/30/89              1065               1204
     12/31/89              1114               1275
      3/31/90               899               1164
      6/30/90               980               1255
'90   9/30/90               778               1031
     12/31/90               857               1078
      3/31/91               920               1214
      6/30/91               873               1184
'91   9/30/91               944               1249
     12/31/91               960               1306
      3/31/92               849               1275
      6/30/92               866               1326
'92   9/30/92               875               1254
     12/31/92               842               1262
      3/31/93               942               1362
      6/30/93              1035               1415
'93   9/30/93              1099               1525
     12/31/93              1113               1800
      3/31/94              1149               1697
      6/30/94              1203               1689
'94   9/30/94              1210               1728
     12/31/94              1195               1618
      3/31/95              1218               1574
      6/30/95              1230               1626
'95   9/30/95              1280               1670
     12/31/95              1332               1718
      3/31/96              1372               1776
      6/30/96              1394               1834
'96   9/30/96              1395               1818
     12/31/96              1423               1897
      3/31/97              1401               1937
      6/30/97              1583               2180
                                              2232
'97   9/30/97              1577               2240




                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                              MAS INTERNATIONAL EQUITY
                                      ---------------------------------------             MSCI WORLD
                                      INSTITUTIONAL +           INVESTMENT ++           EX-U.S. INDEX
------------------------------------------------------------------------------------------------------
ONE YEAR                                   23.16%                  22.85%                  13.02%
FIVE YEARS                                 12.30%                  12.23%                  12.51%
SINCE INCEPTION                             9.54%                   9.50%                   5.28%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

+    Represents an investment in the Institutional Class.

++ Represents an investment in the Investment Class which commenced operations 4/10/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Investment Class of shares of the International Equity Portfolio from exceeding 0.90% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

* The International Equity Portfolio commenced operations on 11/25/88. All returns are compared to the Morgan Stanley Capital International World Ex-U.S. Index, an unmanaged market index.

MAS FUNDS/EQUITY

Mid Cap Growth Portfolio

Miller Anderson & Sherrerd's mid-cap growth strategy seeks to capitalize on the relative inefficiencies of the small- and mid-cap equity market. The Portfolio targets companies with sustainable growth that exceeds market expectations by focusing on those whose growth surpasses Wall Street analysts' estimates. MAS looks to capture the return potential of rapidly growing companies while avoiding stocks that are likely to disappoint. To identify such companies, MAS's mid-cap growth strategy employs a disciplined four-part process that incorporates quantitative, fundamental and valuation analysis as well as a strict sell discipline.

First, MAS conducts a quantitative screen that sorts the stocks within each economic sector based on earnings-estimate revision and growth potential. This screening process limits investment choices to a statistically advantaged pool.

MAS conducts extensive fundamental research on a group of eligible stocks to find candidates for purchase. Only high-quality companies with strong sales growth, rising profit margins, and high returns on capital are included in the Portfolio. Qualitative measures are then examined, including management quality and a company's strategic position within its industry.

MAS supplements fundamental analysis with valuation analysis. In addition to examining measures such as price/earnings, price/sales, and price/cash flow, valuation analysis uses a discounted-cash-flow model. Each stock's valuation is assessed relative to its growth prospects. The goal of this valuation work is to identify and weed out the most overvalued securities.

The sell discipline mandates an ongoing reevaluation of securities and produces a portfolio that holds only those securities that are currently most attractive. Sales can be triggered by meeting the following criteria: If a holding falls into one of the two bottom earnings-estimate-revision quintiles of MAS's universe, it will be sold. MAS also sells stocks when fundamental research uncovers unfavorable trends. Analysts are often more reluctant to lower estimates than to raise them, therefore, companies that are having difficulties may first experience small negative estimate revisions; such companies are frequently sold before larger revisions materialize. Finally, holdings are sold or trimmed back when their valuations exceed the level believed to be reasonable given their growth prospects.

During fiscal 1997, the Portfolio delivered a return of 28.0% vs. 39.1% for its benchmark, the S&P MidCap 400 Index. Last year was one of the most difficult periods in recent memory for smaller capitalization growth investors. Through the downdraft that began in June of 1996 and lasted until mid-April of 1997, portfolio strategy remained disciplined, focusing on companies with strong growth, positive analysts' earnings estimate revisions, and reasonable stock price valuations. The sell discipline kept the fund out of some of the worst performing issues during this time. The Portfolio used this period as an opportunity to upgrade the quality of portfolio holdings. As a result, the Portfolio experienced strong returns from mid-April through fiscal year end.

Over the course of the fiscal year, stock selection negatively impacted performance, as value stocks outperformed their growth counterparts in almost every sector. Industrial, retail and health care sectors were the Portfolio's poorest-performing sectors. An underweight position in energy and financial services stocks also dampened performance, while an underweight position in electric utility stocks, another poorly-performing sector, helped performance. Telecommunications and technology stocks were the star performers for the fiscal year.

Although the Portfolio trailed the benchmark, its performance topped competitors, particularly those with aggressive price momentum styles. The return of 28.0% compares favorably to the Lipper Midcap Index which returned 24.8% for the fiscal year.

At year-end, MAS favored service providers of many varieties. These companies, which are not unique to an individual sector, offer very attractive growth potential. In the telecommunications sector, MAS believes beneficiaries of regulatory changes and emerging competitors to entrenched monopolies represent an excellent growth opportunity. Technology stocks are significantly overweighted. The Portfolio is underweighted in cyclical, financial, basic resource, and energy stocks because relatively few companies within these sectors have met fundamental selection criteria.


                                 MID CAP GROWTH

                       Growth of a $1 Million Investment
                                Since Inception


Fiscal years             S&P MID-CAP                  MAS FUNDS
ending September 30         400                    MID CAP GROWTH
                                  Dollars (000)
     *3/30/90              1000                        1000
      3/31/90              1000                        1000
      6/30/90              1059                        1122
'90   9/30/90               871                         900
     12/31/90               979                        1097
      3/31/91              1204                        1327
      6/30/91              1195                        1347
'91   9/30/91              1309                        1497
     12/31/91              1470                        1749
      3/31/92              1463                        1642
      6/30/92              1417                        1533
'92   9/30/92              1472                        1540
     12/31/92              1645                        1800
      3/31/93              1699                        1769
      6/30/93              1739                        1819
'93   9/30/93              1826                        2062
     12/31/93              1875                        2128
      3/31/94              1804                        2004
      6/30/94              1738                        1832
'94   9/30/94              1855                        1994
     12/31/94              1808                        2013
      3/31/95              1956                        2127
      6/30/95              2126                        2300
'95   9/30/95              2334                        2604
     12/31/95              2367                        2743
      3/31/96              2513                        3058
      6/30/96              2585                        3313
'96   9/30/96              2660                        3354
     12/31/96              2821                        3258
      3/31/97              2780                        2956
      6/30/97              3189                        3565
                                                       4289
'97   9/30/97              3702                        4295


                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                                            MAS MID CAP GROWTH
                                                 --------------------------------------             S&P MIDCAP
                                                 INSTITUTIONAL +             ADVISER ++              400 INDEX
---------------------------------------------------------------------------------------------------------------------
ONE YEAR                                              28.05%                  27.87%                  39.15%
FIVE YEARS                                            22.77%                  22.74%                  20.25%
SINCE INCEPTION                                       21.44%                  21.41%                  19.05%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

+    Represents an investment in the Institutional Class.

++ Represents an investment in the Adviser Class which commenced operations 1/31/97. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12(b)-1 Fee applicable to the Adviser Class.

* The Mid Cap Growth Portfolio commenced operations on 3/30/90. All returns are compared to the S&P MidCap 400 Index, an unmanaged market index.

MAS FUNDS/EQUITY

Mid Cap Value Portfolio

[PICTURE]
FROM LEFT: Jim Schmid, Marion Mitchell

The Mid Cap Value Portfolio applies Miller Anderson & Sherrerd's value investment philosophy to the medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. MAS generally keeps sector weights within 5% of those of the S&P MidCap 400 Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness. Decisions about portfolio composition and structure are made by a team of MAS equity professionals who specialize in the small- and mid-cap market segments.

MAS's investment process is driven chiefly by bottom-up considerations, although broad macroeconomic trends that influence the outlook for certain industries are taken into account in the decision making process. As a value-oriented fund, the Portfolio emphasizes stocks with below-average valuations. However, unlike many value strategies, MAS's methodology also includes additional quality and growth factors such as the expected future growth in earnings and dividends, the recent pattern of earnings estimate revisions and subjective judgments regarding the quality of a company's business franchise. As a result, the Portfolio will generally look similar to the S&P MidCap 400 Index in the quality and growth characteristics of its holdings, while the overall valuation of the Portfolio will generally be lower.

Equity markets moved dramatically higher this year due to strong economic and earnings growth coupled with declining levels of inflation and interest rates. Although valuations, as measured by price-to-earnings multiples, are now in record territory, the mid-cap market is still cheap compared to the large-cap market. The Portfolio remains fully invested. This policy proved particularly useful following the correction in April.

The Portfolio beat its benchmark in all quarters, including the difficult fiscal second quarter. Stock selection was the primary determinant of performance this year, with support from under-weighting electric utilities and over-weighting energy and business service stocks relative to the benchmark. For the fiscal year, top performing stocks came from a variety of industries: Herman Miller (+166%), Sullivan Dental (+131%), Noble Drilling (+115%), Franklin Resources (+111%), Western Digital (+99%) and Air Express International (+94%). These securities are not necessarily representative of the Portfolio's current or future holdings.


          Equity markets moved dramatically higher this year due to strong economic and earnings growth coupled with declining levels of inflation and interest rates.

                                 MID CAP VALUE

                       Growth of a $1 Million Investment
                               Since Inception



Fiscal years           S&P MID-CAP               MAS FUNDS
ending September 30        400                 MID CAP VALUE
                                   Dollars (000)
*    12/30/94              1000                     1000
     12/31/94              1000                     1000
      3/31/95              1082                     1107
      6/30/95              1176                     1217
'95   9/30/95              1291                     1345
     12/31/95              1309                     1327
      3/31/96              1390                     1446
      6/30/96              1430                     1545
'96   9/30/96              1472                     1645
     12/31/96              1561                     1868
      3/31/97              1538                     1873
      6/30/97              1764                     2202
                                                    2647
'97   9/30/97              2048                     2655



                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                                   MAS MID CAP VALUE
                                         -------------------------------------              S&P MIDCAP
                                         INSTITUTIONAL +           INVESTMENT ++             400 INDEX
-------------------------------------------------------------------------------------------------------
ONE YEAR                                      61.40%                  61.05%                  39.15%
SINCE INCEPTION                               42.61%                  42.46%                  29.77%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

+    Represents an investment in the Institutional Class.

++ Represents an investment in the Investment Class which commenced operations 5/10/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Institutional and Investment Classes of shares of the Mid Cap Value Portfolio from exceeding 0.88% and 1.10% respectively, of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

* The Mid Cap Value Portfolio commenced operations on 12/30/94. All returns are compared to the S&P MidCap 400 Index, an unmanaged market index.

MAS FUNDS/EQUITY

Emerging Markets Portfolio

The Emerging Markets Portfolio applies Miller Anderson & Sherrerd's value investment philosophy to the world's fastest-growing economies. Country allocation and stock selection are both driven by the search for well-managed companies selling at a significant discount to their intrinsic value. The high volatility of individual emerging markets frequently pushes share prices far from fundamental values, and the Portfolio uses these occasions to aggressively add or reduce holdings.

The Portfolio's guiding principle is that a global convergence of valuations, driven by growing local investor sophistication, rising international competition, and increased mobility of capital, will reward a disciplined value approach over time. Furthermore, focusing on fundamentally undervalued markets leaves the Portfolio less vulnerable to unpredictable shifts in economic or political sentiment.

The Portfolio directs its efforts toward markets with attractive valuation measures. MAS's research has shown that markets with the lowest price/book value, price/earnings, and price/cash flow have performed best. Because cross-border comparisons of such measures are frequently distorted by differences in accounting, debt levels, industry mix, and economic cycles, MAS has built a database to discern a market's true asset value, earnings power, and industry-neutral price/earnings ratio.

Local liquidity is also a factor in country allocation. MAS's research has shown that equities become undervalued in markets where local liquidity is tight. The MAS emerging markets team employs liquidity measures such as the steepness of a country's yield curve (the difference between short- and long-term interest rates) and the level of real interest rates (the government-bond yield less inflation).

Individual securities are selected by conducting fundamental research on securities screened for low valuations relative to cash flow or asset value and improving business fundamentals. Management quality and integrity, strategic position and operating environment are also considered. The Portfolio holds approximately 45 securities in 14 markets.

During fiscal 1997, the Portfolio outperformed its benchmark due to both stock selection and country allocation. Greater-than-index exposure to markets in Russia, Mexico, Brazil, India and Hong Kong contributed to outperformance, along with less-than-index exposure to markets in Malaysia, South Africa and the Philippines. Stock selection added value in Brazil (Telebras), Mexico (Alfa, Soriana), Korea and Thailand (country funds).

At fiscal year-end, the Portfolio had greater-than-index exposure to Latin American markets, primarily Mexico and Brazil, and less-than-index exposure to Asian markets, especially Malaysia and Taiwan. European exposure remains concentrated in Russia, although the position was reduced after the run-up in stock prices during 1997.

This fiscal year brought excellent returns from Latin America, where markets rose by over 50 percent. Lower inflation and interest rates combined with strong economic growth led to this significant market advance. Southeast Asia markets were beset by the onset of a wave of currency devaluations. For years, Asian countries have pegged their currencies to the U.S. dollar. This provided cheap financing, which was used to overbuild property markets and overinvest in infrastructure projects. The rise of the dollar against the yen and the Deutsche mark over the past two years placed additional pressure on these currency pegs. Thailand fought devaluation with high interest rates, but eventually succumbed in the final fiscal

          The Portfolio's guiding principle is that a global convergence of valuations, driven by growing local investor sophistication, rising international competition, and increased mobility of capital, will reward a disciplined value approach over time.

quarter. Malaysia, Indonesia and the Philippines followed the Thai devaluation by allowing their currencies to depreciate against the dollar. The results of pursuing this monetary strategy created a financial environment of high interest rates and accumulated foreign currency debt which negatively affected earnings in these markets. Therefore, the Portfolio benefited from a lower-than-benchmark exposure to Southeast Asian markets and currencies for the past four months.


                                EMERGING MARKETS

                       Growth of a $1 Million Investment
                                Since Inception



Fiscal years            MAS FUNDS EMERGING MARKETS         MSCI EMERGING MARKETS FREE
ending September 30
                                             Dollars (000)

         * 2/28/95                  1000                                1000
           3/31/95                  1056                                1004
           6/30/95                  1152                                1101
'95        9/30/95                  1163                                1089
          12/31/95                  1118                                1071
           3/31/96                  1183                                1132
           6/30/96                  1311                                1170
'96        9/30/96                  1235                                1123
          12/31/96                  1242                                1113
           3/31/97                  1361                                1202
           6/30/97                  1513                                1294
'97        9/30/97                  1459                                1173




                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                          MAS EMERGING             MSCI EMERGING
                                             MARKETS            MARKETS FREE INDEX
-------------------------------------------------------------------------------------
ONE YEAR                                     18.08%                    4.46%
SINCE INCEPTION                              15.71%                    6.35%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Emerging Markets Portfolio from exceeding 1.18% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

* The Emerging Markets Portfolio commenced operations on 2/28/95. All returns are compared to the Morgan Stanley Capital International Emerging Markets Free Index, an unmanaged market index.

MAS FUNDS/FIXED INCOME

Fixed Income Portfolio


[PICTURE]
 FROM LEFT: Joe Braccia, Mimi Drake, Jim Scott

The Fixed Income Portfolio is the core offering of the MAS Funds fixed-income portfolios. Securities in this Portfolio include U.S. government bonds, corporate bonds, mortgages, non-dollar bonds and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about portfolio structure and composition.

MAS has three major objectives for fixed-income investing. The first is to provide investors with a positive real return--a total return including income and capital gains that is greater than the rate of inflation. The second is to reduce the risk of investing by carefully diversifying the risks within the Portfolio. The third is to provide investors with a deflation hedge. In order to provide this hedge, or protection during periods of declining inflation and interest rates, the Portfolio maintains high average credit quality and includes a significant portion of noncallable and longer-maturity securities. This positions the Portfolio to perform well when other market sectors experience poor returns.

There are five key decisions that the fixed-income team makes in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values generally increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate-risk decision on the level of real interest rates and the steepness of the yield curve, tempered by a strategic view about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically it has been an attractive time to invest in fixed-income securities and to have an above-average interest-rate sensitivity.

The second decision involves determining which maturities offer the best value relative to their risk. Third, the team considers which fixed-income markets around the world offer the best value. Relative real interest rates, the steepness of U.S. and foreign yield curves and judgments about currency values drive this decision. The fourth decision relates to credit risk. MAS's research shows that bearing credit risk offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. The Portfolio includes a limited number of opportunistically-selected bonds that are rated below investment grade.

Finally, MAS actively manages the amount of prepayment risk, or call risk, within the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. These bonds have higher yields as a result and MAS's fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded option risk.

The Portfolio's impressive long-term record reflects successful judgments about these key decisions. For the past year, the return on the Portfolio was 175 basis points better than that of its benchmark. In general, U.S. interest rates declined over the past year, and MAS's decision to maintain a level of interest-rate risk greater than or equal to that of the benchmark helped performance. Several barbell strategies, involving concentrations in short- and long-term instruments, also added value versus the benchmark as the yield differential narrowed between short- and long-term rates. In some instances, interest rate declines were even more significant outside the U.S., and the Portfolio's use of non-dollar bonds on a currency-hedged basis proved successful during the year. An overweighting in mortgages and security selection within the corporate area, such as in the finance and telecommunications sectors, also exerted a positive influence on returns as the yield spreads on these instruments narrowed versus those of comparable U.S. Treasury securities.


                                  FIXED INCOME

                       Growth of a $1 Million Investment
                                 Over 10 Years



Fiscal Years           SALOMON BROAD   MAS FUNDS FIXED INCOME
Ending September 30
                               Dollars (000)
'87   9/30/87              1000               1000
     12/31/87              1058               1056
      3/31/88              1099               1099
      6/30/88              1112               1112
'88   9/30/88              1134               1134
     12/31/88              1143               1150
      3/31/89              1156               1169
      6/30/89              1248               1242
'89   9/30/89              1261               1239
     12/31/89              1308               1279
      3/31/90              1298               1253
      6/30/90              1344               1304
'90   9/30/90              1358               1286
     12/31/90              1426               1370
      3/31/91              1464               1424
      6/30/91              1490               1448
'91   9/30/91              1575               1558
     12/31/91              1654               1665
      3/31/92              1635               1630
      6/30/92              1702               1710
'92   9/30/92              1775               1781
     12/31/92              1780               1806
      3/31/93              1854               1890
      6/30/93              1905               1959
'93   9/30/93              1955               2035
     12/31/93              1956               2057
      3/31/94              1901               1992
      6/30/94              1883               1940
'94   9/31/94              1893               1945
     12/31/94              1900               1943
      3/31/95              1997               2039
      6/30/95              2119               2154
'95   9/30/95              2159               2221
     12/31/95              2253               2313
      3/31/96              2213               2307
      6/30/96              2224               2335
'96   9/30/96              2266               2390
     12/31/96              2334               2483
      3/31/97              2322               2481
      6/30/97              2406               2580
                                              2658
                                              2660
'97   9/30/97              2486               2664




                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                                    MAS FIXED INCOME
                            ---------------------------------------------------------------              SALOMON
                            INSTITUTIONAL +           INVESTMENT ++             ADVISER +++            BROAD INDEX
----------------------------------------------------------------------------------------------------------------------
ONE YEAR                         11.47%                  11.28%                  11.19%                   9.72%
FIVE YEARS                        8.39%                   8.35%                   8.33%                   6.97%
TEN YEARS                        10.30%                  10.28%                  10.27%                   9.53%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

+    Represents an investment in the Institutional Class.

++ Represents an investment in the Investment Class which commenced operations 10/15/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

+++ Represents an investment in the Adviser Class which commenced operations 11/7/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12(b)-1 Fee applicable to the Adviser Class.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Investment and Adviser Classes of shares of the Fixed Income Portfolio from exceeding 0.68% and 0.78% respectively, of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

* All returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

MAS FUNDS/FIXED INCOME

Domestic Fixed Income Portfolio

The Domestic Fixed Income Portfolio invests only in dollar-denominated fixed-income securities with a credit quality rating of BBB or better. Fixed-income securities in this Portfolio include U.S. government bonds, corporate bonds, mortgages, and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about portfolio structure and composition.

MAS has three major objectives for fixed-income investing. The first is to provide investors a positive real return--a total return including income and capital gains that is greater than the rate of inflation. The second is to reduce the risk of investing by carefully diversifying the risks within the Portfolio. The third is to provide investors with a deflation hedge. In order to provide this hedge, or protection during periods of declining inflation and interest rates, the Portfolio maintains high average credit quality and includes a significant portion of noncallable and longer-maturity securities. This positions the Portfolio to perform well when other market sectors experience poor returns.

[PICTURE]
FROM LEFT: Jeffrey Alt, Susan Mislick, Ian Jamieson, Marc Balcer, Jim Toth

There are four key decisions that the fixed-income team makes in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate-risk decision on the level of real interest rates and the steepness of the yield curve, tempered by a strategic view about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically it has been an attractive time to invest in fixed-income securities and to have an above-average interest-rate sensitivity.

The second decision involves determining which maturities offer the best value relative to their risk. The third decision relates to credit risk. MAS's research shows that bearing credit risk offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. The Port-folio purchases only those bonds that hold an investment grade rating or are deemed by MAS to be of investment grade quality.

Finally, MAS actively manages the amount of prepayment risk, or call risk, within the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. These bonds have higher yields as a result and MAS's fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded option risk.

The Portfolio's impressive long-term record reflects successful judgments about these key decisions. For the past year, the return on the Portfolio was 48 basis points better than that of its benchmark. In general, U.S. interest rates declined over the past year, and MAS's decision to maintain a level of interest-rate risk greater than or equal to that of the benchmark helped relative performance. Several barbell strategies, involving concentrations in short-and long-term instruments, also added value versus the benchmark as the yield differential narrowed between short-and long-term rates. An overweighting in mortgages and security selection within the corporate area, such as in the finance and telecommunications sectors, also exerted a positive influence on returns as the yield spreads on these instruments narrowed versus those of comparable U.S. Treasury securities. The Portfolio underperformed other MAS Funds fixed-income portfolios because it is restricted from investing in non-U.S. and below investment grade corporate bonds.


                            DOMESTIC FIXED INCOME

                      Growth of a $1 Million Investment
                                Over 10 Years



Fiscal Years               SALOMON BROAD    MAS FUNDS DOMESTIC FIXED INCOME
Ending September 30
                                      Dollars (000)
'87   9/30/87                  1000                    1000
     12/31/87                  1058                    1056
      3/31/88                  1099                    1096
      6/30/88                  1112                    1106
'88   9/30/88                  1134                    1126
     12/31/88                  1143                    1142
      3/31/89                  1156                    1158
      6/30/89                  1248                    1230
'89   9/30/89                  1261                    1229
     12/31/89                  1308                    1270
      3/31/90                  1298                    1248
      6/30/90                  1344                    1295
'90   9/30/90                  1358                    1277
     12/31/90                  1426                    1362
      3/31/91                  1464                    1413
      6/30/91                  1490                    1438
'91   9/30/91                  1575                    1545
     12/31/91                  1654                    1655
      3/31/92                  1635                    1617
      6/30/92                  1702                    1701
'92   9/30/92                  1775                    1783
     12/31/92                  1780                    1806
      3/31/93                  1854                    1893
      6/30/93                  1905                    1961
'93   9/30/93                  1955                    2034
     12/31/93                  1956                    2054
      3/31/94                  1901                    2011
      6/30/94                  1883                    1972
'94   9/31/94                  1893                    1976
     12/31/94                  1900                    1974
      3/31/95                  1997                    2084
      6/30/95                  2119                    2210
'95   9/30/95                  2159                    2259
     12/31/95                  2253                    2346
      3/31/96                  2213                    2302
      6/30/96                  2224                    2313
'96   9/30/96                  2266                    2359
     12/31/96                  2334                    2437
      3/31/97                  2322                    2429
      6/30/97                  2406                    2517
'97   9/30/97                  2486                    2599




                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                            MAS DOMESTIC               SALOMON
                                            FIXED INCOME             BROAD INDEX
-------------------------------------------------------------------------------------
ONE YEAR                                       10.20%                   9.72%
FIVE YEARS                                      7.83%                   6.97%
TEN YEARS                                      10.02%                   9.53%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Domestic Fixed Income Portfolio from exceeding 0.50% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. Returns for the period from 10/1/93 to 9/30/97 would have been lower if such waivers and reimbursements had not been made.

*    Inception date for the MAS Funds - Domestic Fixed Income Portfolio:
     12/19/94; Select Fixed Income: 9/30/87. Pursuant to a vote of the Portfolio's shareholders on December 19, 1994, the Portfolio's investment policies were changed to emphasize fixed-income securities of domestic issuers that have been rated A or higher. Pursuant to a vote of the Portfolio's shareholders on May 1, 1997, the Portfolio's investment policies were changed to allow limited investments in fixed-income securities of domestic issuers rated BBBat the time of purchase. Therefore, it is reasonable to expect that the Portfolio's performance pattern may be somewhat altered. All returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

MAS FUNDS/FIXED INCOME

High Yield Portfolio

The High Yield Portfolio is a specialized fixed-income portfolio that focuses on investments in below-investment-grade corporate bonds. The Portfolio is actively managed by Miller Anderson and Sherrerd's high yield fixed-income team, which conducts in-depth credit analysis of high-yield issuers and selects securities that offer the most attractive valuation. The same team is responsible for portfolio construction and risk control.

The MAS high yield team uses a disciplined, total-return-oriented investment process to actively manage a diversified portfolio. To identify the most efficient portfolio, MAS engages in fundamental analysis and valuation of fixed-income securities. Individual securities are compared on the basis of option-and credit-risk adjusted expected returns. A dynamic, forward-looking credit analysis is the key input to this valuation. The investment management team also manages overall interest-rate risk and economic sensitivity as well as the integration of investment themes drawn from ongoing research.

[PICTURE]
FROM LEFT: Barry Siegel, Jeanie Krepfle, Mark Babiec

In fiscal 1997 the Portfolio outperformed its benchmark due to an overweighted position in the telecommunications sector and superior security selection within the telecommunications, cable television and retail sectors of the high-yield markets. The Portfolio also benefited from selective investments in U.S. dollar-dominated foreign-issued securities. Early in fiscal 1997 the Portfolio increased its investment in attractive cable television bonds, as investors' fears about competition from direct satellite broadcast television caused these issues to underperform. Several key issuers responded to these pressures by taking steps to improve their balance sheets and by investing in new technologies that will increase their competitiveness. As these investments subsequently outperformed, the Portfolio reduced its commitment to the cable sector. In the retail sector, Kmart Corporation was the Portfolio's most significant investment. Kmart's fixed-income securities benefited from a continuing recovery in operating performance and improvement in balance sheet strength. The Portfolio continued to build its commitment to the telecommunications sector over the course of fiscal 1997, focusing on companies most likely to benefit from the rising demand for voice and data services. Many of these companies are newly able to compete with incumbent telephone companies due to deregulation.

At the end of the fiscal year, the Portfolio maintained an average to above-average credit quality compared to the benchmark, an interest rate sensitivity close to the benchmark, and a continued overweighting of the telecommunications industry relative to the benchmark.

                                   HIGH YIELD

                       Growth of a $1 Million Investment
                                Since Inception



Fiscal years             SALOMON HIGH YIELD      MAS FUNDS HIGH YIELD
ending September 30
                                       Dollars (000)
*     2/28/89                  1000                     1000
      3/31/89                  1000                      995
      6/30/89                  1039                     1046
'89   9/30/89                  1023                     1009
     12/31/89                  1006                      943
      3/31/90                   975                      914
      6/30/90                  1014                      968
'90   9/30/90                   940                      845
     12/31/90                   935                      840
      3/31/91                  1098                     1048
      6/30/91                  1172                     1111
'91   9/30/91                  1241                     1155
     12/31/91                  1308                     1211
      3/31/92                  1406                     1290
      6/30/92                  1460                     1341
'92   9/30/92                  1521                     1415
     12/31/92                  1541                     1435
      3/31/93                  1634                     1561
      6/30/93                  1706                     1645
'93   9/30/93                  1746                     1700
     12/31/93                  1809                     1787
      3/31/94                  1772                     1744
      6/30/94                  1764                     1719
'94   9/30/94                  1786                     1760
     12/31/94                  1787                     1661
      3/31/95                  1892                     1733
      6/30/95                  2009                     1916
'95   9/30/95                  2069                     1999
     12/31/95                  2139                     2059
      3/31/96                  2173                     2124
      6/30/96                  2201                     2160
'96   9/30/96                  2291                     2276
     12/31/96                  2380                     2374
      3/31/97                  2414                     2407
      6/30/97                  2522                     2573
                                                        2632
                                                        2723
                                                        2726
'97   9/30/97                  2632                     2728



                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                                          MAS HIGH YIELD
                                ---------------------------------------------------------------           SALOMON HIGH
                                INSTITUTIONAL +           INVESTMENT ++             ADVISER +++            YIELD INDEX
-------------------------------------------------------------------------------------------------------------------------------
ONE YEAR                             19.90%                  19.77%                  19.77%                  14.88%
FIVE YEARS                           14.03%                  13.99%                  14.01%                  11.59%
SINCE INCEPTION                      12.40%                  12.37%                  12.39%                  11.93%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

+    Represents an investment in the Institutional Class.

++ Represents an investment in the Investment Class which commenced operations 5/21/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

+++ Represents an investment in the Adviser Class which commenced operations 1/31/97. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12(b)-1 Fee applicable to the Adviser Class. It is expected that, over time, returns for the Adviser Class will be lower than for the other classes due to the higher expenses charged.

For the period from 10/1/91 to 8/28/96, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for Institutional Class shares of the High Yield Portfolio from exceeding 0.525% of average daily net assets. The Adviser has also voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Investment Class of shares of the High Yield Portfolio from exceeding 0.70% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. Returns for time periods where the total annual operating expenses of the Portfolio would have exceeded 0.525% and 0.70% respectively, were it not for these waivers and reimbursements, would have been lower.

* The High Yield Portfolio commenced operations on 2/28/89. All returns are compared to the Salomon High Yield Index, an unmanaged market index.

MAS FUNDS/FIXED INCOME


Cash Reserves Portfolio

The Cash Reserves Portfolio is a money-market fund managed with the same principles as Miller Anderson & Sherrerd's longer-duration fixed-income products. MAS believes strongly that a money-market fund should be invested across the different sectors of the fixed-income market to be effectively diversified and to provide the highest yield for the lowest possible risk. In managing the Cash Reserves Portfolio, MAS looks to maximize current income while preserving capital and liquidity.

The Cash Reserves Portfolio is managed by a team of managers rather than a single portfolio manager, allowing the Portfolio to benefit from the best thinking of a group of individuals as well as the expertise of smaller working groups. Sub-groups focus on managing the Portfolio's credit quality, interest-rate and yield-curve strategies.

The Cash Reserves Portfolio is actively managed based on three active decision-making processes which should be central to managing any money-market portfolio. The first of these is the Portfolio's interest-rate strategy, reflecting the Portfolio's sensitivity to changes in interest rates. The average maturity of the Cash Reserves Portfolio and other money-market funds is limited by regulators to a maximum of 90 days, thereby limiting the effect of a significant change in interest rates on the Portfolio. MAS closely monitors such factors as the level of real interest rates, the steepness of the yield curve (the difference between short- and longer-term interest rates) and Federal Reserve policy to determine the appropriate level of interest-rate risk to assume.

Second, MAS continually studies yield-curve positioning, or where along the yield curve, including the very front end, the Portfolio should be invested. Yield-curve strategy is based on an analysis of relative values and expected future changes in the shape of the curve. MAS targets the Portfolio's investments to the area of the curve that provides the most value.

Third, the Portfolio's credit quality is constrained to allow investments only in commercial paper and corporate securities of the highest grade. This policy restricts the Portfolio to even higher-quality paper than is generally required for money-market funds. Buying only A1/P1 commercial paper and high-quality floating-rate notes provides extra assurance that the Portfolio will maintain the highest credit quality.

In fiscal 1997, the Cash Reserves Portfolio outpaced its peer group, represented by the Lipper Money Market Average, by an impressive 16 basis points. Continued careful high-quality commercial paper investment and correct interest rate risk decisions led to the Portfolio's strong relative performance.

In the past twelve months, the front-end of the yield curve flattened with the rally in the U.S. Treasury market. The Portfolio has a very low maturity; with no protection against possible Federal Reserve tightening built into the front end of the yield curve, there is little value to be found in the market. After revisions to second quarter GDP, the economy still appears to be growing at a decent rate, unemployment is low and factory utilization remains high. MAS remains concerned that tight labor markets and an inventory boost could push inflation higher, which would prompt further action from the Federal Reserve. Finally, anchored by a 5.5% Fed funds rate, the entire yield curve, including the shorter-end, has continued its flattening, offering even less compensation for extending maturity.

               In fiscal 1997, the Cash Reserves Portfolio outpaced its peer group, represented by the Lipper Money Market Average, by an impressive 16 basis points.

                                 CASH RESERVES

                       Growth of a $1 Million Investment
                                Since Inception



Fiscal years              SALOMON BROAD        MAS FUNDS CASH RESERVES         LIPPER MONEY MARKET     SALOMON 1-MONTH TREASURY
ending September 30
                                                  Dollars (000)
     *8/29/90                1000                      1000                           1000                1000
 '90  9/30/90                1011                      1007                           1006                1006
     12/31/90                1063                      1027                           1025                1023
      3/31/91                1091                      1044                           1042                1037
      6/30/91                1110                      1059                           1056                1050
'91   9/30/91                1173                      1074                           1070                1063
     12/31/91                1232                      1087                           1083                1075
      3/31/92                1218                      1098                           1093                1085
      6/30/92                1268                      1108                           1103                1094
'92   9/30/92                1322                      1116                           1111                1102
     12/31/92                1326                      1124                           1118                1110
      3/31/93                1381                      1131                           1125                1117
      6/30/93                1419                      1139                           1132                1125
'93   9/30/93                1457                      1147                           1139                1133
     12/31/93                1457                      1155                           1146                1141
      3/31/94                1416                      1164                           1154                1150
      6/30/94                1403                      1174                           1163                1160
'94   9/30/94                1410                      1186                           1174                1171
     12/31/94                1416                      1201                           1188                1184
      3/31/95                1487                      1218                           1204                1198
      6/30/95                1578                      1235                           1220                1215
'95   9/30/95                1608                      1252                           1235                1231
     12/31/95                1678                      1270                           1251                1248
      3/31/96                1649                      1286                           1266                1262
      6/30/96                1657                      1303                           1280                1278
'96   9/30/96                1688                      1319                           1295                1293
     12/31/96                1739                      1336                           1311                1309
      3/31/97                1730                      1353                           1327                1325
      6/30/97                1792                      1371                           1344                1341
'97   9/30/97                1852                      1390                           1362                1357



                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                          MAS CASH              LIPPER MONEY               SALOMON             SALOMON 1-MONTH
                                          RESERVES             MARKET AVERAGE           BROAD INDEX**        TREASURY BILL INDEX
-----------------------------------------------------------------------------------------------------------------------------------
ONE YEAR                                    5.32%                   5.16%                   9.72%                   4.90%
SEC 7-DAY EFFECTIVE YIELD                   5.46%                    NA                      NA                      NA

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Cash Reserves Portfolio from exceeding 0.32% of average daily net assets. Returns for the period from 10/1/90 to 9/30/97 would have been lower if such waivers and reimbursements had not been made.

An investment in the Cash Reserves Portfolio is neither insured nor guaranteed by the U.S. Government. The Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.

* The Cash Reserves Portfolio commenced operations on 8/29/90. One Year returns are compared to the Lipper Money Market Average of money market funds and the Salomon Broad Investment Grade Index, an unmanaged market index.

** Shown for comparative purposes only. The Fund believes that a more appropriate comparison for the Portfolio is the Salomon 1-Month Treasury Bill Index which is a better indicator of short-term money market performance. While the Portfolio may invest in the government securities represented by the Salomon 1-Month Treasury Bill Index, it may also invest in non-government issues and securities with maturities greater than one month.

MAS FUNDS/FIXED INCOME

Fixed Income Portfolio II

The Fixed Income Portfolio II invests only in fixed-income securities with a credit-quality rating of BBB or better. Securities in this Portfolio include U.S. government bonds, corporate bonds, mortgages, non-dollar bonds and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about its structure and composition.

MAS has three major objectives for fixed-income investing. The first is to provide investors a positive real return--a total return including income and capital gains that is greater than the rate of inflation. The second is to reduce the risk of investing by carefully diversifying the risks within the Portfolio. The third is to provide investors with a deflation hedge. In order to provide this hedge, or protection during periods of declining inflation and interest rates, the Portfolio maintains high average credit quality and includes a significant portion of noncallable and longer-maturity securities. This positions the Portfolio to perform well when other market sectors experience poor returns.

There are five key decisions that the fixed-income team makes in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values generally increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate-risk decision on the level of real interest rates and the steepness of the yield curve, tempered by a strategic view about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically it has been an attractive time to invest in fixed-income securities and to have an above-average interest-rate sensitivity.

The second decision involves determining which maturities offer the best value relative to their risk. Third, the team considers which fixed-income markets around the world offer the best value. Relative real interest rates, the steepness of U.S. and foreign yield curves and judgments about currency values drive this decision. The fourth decision relates to credit risk. MAS's research shows that bearing credit risk offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns.

Finally, MAS actively manages the amount of prepayment risk, or call risk, within the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. These bonds have higher yields as a result and the fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded option risk.

The Portfolio's impressive long-term record reflects successful judgments about these key decisions. For the past year, the return on the Portfolio was 86 basis points better than that of its benchmark. In general, U.S. interest rates declined over the past year, and MAS's decision to maintain a level of interest-rate risk greater than or equal to that of the benchmark helped relative performance. Several barbell strategies, involving concentrations in short- and long-term instruments, also added value versus the benchmark as the yield differential narrowed between short- and long-term rates. In some instances, interest rate declines were even more significant outside the U.S., and the Portfolio's exposure to non-dollar bonds on a currency-hedged basis proved successful during the year. An overweighting in mortgages and security selection decisions within the corporate area, such as in the finance and telecommunications sectors, also exerted a positive influence on returns as the yield spreads on these instruments narrowed versus those of comparable U.S. Treasury securities. The Portfolio underperformed the MAS Funds Fixed Income Portfolio because it is restricted from investing in below investment grade corporate bonds.

                                FIXED INCOME II

                       Growth of a $1 Million Investment
                                Since Inception



Fiscal years           SALOMON BROAD       MAS FUNDS FIXED INCOME II
ending September 30
                                   Dollars (000)
     *8/31/90              1000                   1000
'90   9/30/90              1009                   1009
     12/31/90              1060                   1082
      3/31/91              1088                   1109
      6/30/91              1107                   1121
'91   9/30/91              1170                   1206
     12/31/91              1229                   1291
      3/31/92              1215                   1255
      6/30/92              1264                   1312
'92   9/30/92              1319                   1364
     12/31/92              1322                   1382
      3/31/93              1378                   1443
      6/30/93              1416                   1494
'93   9/30/93              1453                   1548
     12/31/93              1454                   1556
      3/31/94              1413                   1514
      6/30/94              1399                   1476
'94   9/30/94              1407                   1474
     12/31/94              1412                   1476
      3/31/95              1484                   1555
      6/30/95              1574                   1643
'95   9/30/95              1604                   1683
     12/31/95              1674                   1752
      3/31/96              1645                   1733
      6/30/96              1653                   1747
'96   9/30/96              1684                   1786
     12/31/96              1734                   1849
      3/31/97              1725                   1844
      6/30/97              1788                   1911
'97   9/30/97              1847                   1975



                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                                     MAS FIXED                SALOMON
                                                     INCOME II              BROAD INDEX
--------------------------------------------------------------------------------------------
ONE YEAR                                              10.58%                   9.72%
FIVE YEARS                                             7.69%                   6.97%
SINCE INCEPTION                                       10.08%                   9.05%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

* The Fixed Income Portfolio II commenced operations on 8/31/90. Pursuant to a vote of the Portfolio's shareholders on May 12, 1997, the Portfolio's investment policies were changed to allow investments in fixed-income securities of domestic issuers rated BBB or higher at the time of purchase. Therefore, it is reasonable to expect that the Portfolio's performance pattern may be somewhat altered. All returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

MAS FUNDS/FIXED INCOME

Mortgage-Backed Securities Portfolio

The Mortgage-Backed Securities Portfolio invests in a full range of mortgage securities, collateralized mortgage obligations (CMOs), asset-backed securities, U.S. Government, and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about its structure and composition.

The fixed-income team seeks to earn superior returns by identifying attractively priced securities and by managing the interest-rate sensitivity, yield-curve strategy, and prepayment sensitivity of the Portfolio. Bond values generally increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate-risk decision on the level of real interest rates and the steepness of the yield curve, tempered by a strategic view about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically it has been an attractive time to invest in fixed-income securities and to have an above-average interest-rate sensitivity. Management of the yield-curve strategy involves determining which maturities along the yield curve offer the best value relative to their risk. The team actively manages the amount of prepayment risk, or call risk, within the Portfolio. Most mortgages contain an option to prepay the principal amount prior to maturity. These securities have higher yields as a result and MAS calculates whether the additional yield is sufficient to compensate for the risk. The sensitivity of the Portfolio to mortgage prepayments is increased when yields, adjusted for probable prepayments, are attractive.

[PICTURE]
FROM LEFT: Paige Johnson, Cecelia Vollaro, Mary Ann Milias, Debbie Tickler, Mari Chazen

For the past year, the Portfolio outperformed its benchmark by 66 basis points. The majority of this performance came from prepayment risk and spread compression in the mortgage market. The interest-rate sensitivity of the Portfolio paralleled the benchmark throughout fiscal 1997. Similarly, due to a lack of perceived relative value, the yield-curve strategy of the Portfolio was equivalent to that of the benchmark. At the beginning of the fiscal year, the Portfolio was fully invested in mortgage securities, although prepayment exposure was greater than the benchmark. As spreads on fixed-rate current-coupon mortgages tightened, these holdings were trimmed and replaced by a position in adjustable rate mortgages, whose spreads had widened, and in older, more seasoned mortgages, which exhibit more stable prepayment profiles. Opportunistically-selected mortgages that significantly benefit from an increase in prepayments were purchased as their spreads became attractive relative to their risk and their ability to lower the overall prepayment exposure of the Portfolio. At fiscal year-end, the Portfolio had both a neutral interest-rate sensitivity and a neutral yield curve sensitivity, while it had an exposure to prepayment risk slightly greater than that of the index.

                           MORTGAGE-BACKED SECURITIES

                       Growth of a $1 Million Investment
                                Since Inception



Fiscal years           LEHMAN MORTGAGE        MAS FUNDS MORTGAGE-BACKED SECURITIES
ending September 30
                                       Dollars (000)

     *1/31/92              1000                           1000
      3/31/92              1003                           1002
      6/30/92              1043                           1043
'92   9/30/92              1074                           1058
     12/31/92              1082                           1082
      3/31/93              1114                           1103
      6/30/93              1135                           1138
'93   9/30/93              1146                           1174
     12/31/93              1156                           1171
      3/31/94              1129                           1149
      6/30/94              1123                           1136
'94   9/30/94              1133                           1139
     12/31/94              1138                           1131
      3/31/95              1197                           1195
      6/30/95              1260                           1246
'95   9/30/95              1286                           1282
     12/31/95              1329                           1328
      3/31/96              1323                           1318
      6/30/96              1333                           1326
'96   9/30/96              1361                           1360
     12/31/96              1400                           1405
      3/31/97              1402                           1413
      6/30/97              1455                           1464
'97   9/30/97              1497                           1506




                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                                      MAS
                                                 MORTGAGE-BACKED             LEHMAN
                                                   SECURITIES            MORTGAGE INDEX
-------------------------------------------------------------------------------------------
ONE YEAR                                             10.70%                  10.04%
FIVE YEARS                                            7.32%                   6.86%
SINCE INCEPTION                                       7.50%                   7.39%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Mortgage-Backed Securities Portfolio from exceeding 0.50% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

* The Mortgage-Backed Securities Portfolio commenced operations on 1/31/92. All returns are compared to the Lehman Brothers Mortgage Index, an unmanaged market index.

MAS FUNDS/FIXED INCOME

Limited Duration Portfolio

The Limited Duration Portfolio is a duration-constrained fund investing only in the U.S. bond market, managed according to the same principles as Miller Anderson & Sherrerd's core fixed-income products. The Portfolio is managed by a team of managers rather than a single portfolio manager, allowing it to benefit from the best thinking of a group of individuals as well as the expertise of smaller working groups. Sub-groups focus on the four key elements of portfolio structure and composition--interest-rate strategy, yield-curve positioning, credit risk and prepayment sensitivity. In addition, the Portfolio is diversified across market sectors and issues to control risk further.

Interest-rate strategy determines the Portfolio's overall sensitivity to changes in the level of interest rates. If, for example, interest rates were to decrease by 1% and the average duration of the Portfolio is two years, the value of the Portfolio would be expected to rise by 2%. Portfolio policy confines the average duration of the Portfolio to a range of between one and three years. By restricting duration in this way, the Portfolio strives to avoid negative quarterly returns.

MAS continually studies yield-curve positioning to determine the point along the curve (maturity) where securities offer the most value. MAS targets the Portfolio's investments to the area of the curve that provides the most value, taking into account expected future changes in the shape of the yield curve.

The Portfolio's credit quality is constrained to allow inclusion of bonds rated at least investment grade (BBB/Baa) or higher. MAS's research shows that bearing credit risk offers financial rewards beyond expected losses due to defaults. In addition, MAS believes that a key to successful corporate-bond management is diversification, and generally limits exposure to individual credits to less than 1%. Historically, the Portfolio has maintained an average credit quality of AAA/Aaa.

Finally, prepayment sensitivity of the Portfolio is monitored to ensure that investors are being paid to take call risk. Successful analysis of prepayment sensitivity requires MAS to be at the forefront of changes in technology and research. MAS's fixed-income management team maintains key efforts to understand and manage each fixed-income portfolio's prepayment sensitivity. Generally, the Limited Duration Portfolio has invested in mortgage securities that offer only a limited amount of prepayment risk.

For fiscal 1997, the Limited Duration Portfolio outperformed its index by 12 basis points. Careful interest-rate sensitivity and yield curve position management, exposure to corporate and asset- backed securities and a mortgage-backed securities overweight helped the Portfolio outperform its benchmark. With no protection against possible Federal Reserve tightening built into the front end of the yield curve, there is very little value to be found in the market. The Portfolio is maintaining a lower-than-market interest rate sensitivity posture. With revisions to second quarter GDP, the economy still appears to be growing at a decent rate, the unemployment rate is low and factory utilization remains high. MAS remains concerned that tight labor markets could push inflation higher, which would prompt further action from the Federal Reserve.

At the close of fiscal 1997, mortgages represented 43% of portfolio holdings, which included 19% in ARMs. Corporates represented 39% of holdings, which included 25% in asset-backed securities. Treasuries represented 13% of holdings, which included 10% in Treasury Inflation-Protected Securities (TIPS). Cash represented the remaining 5% of the Portfolio. TIPS


               Careful interest-rate sensitivity and yield curve position management, exposure to corporate and asset-backed securities and a mortgage-backed securities overweight helped the Portfolio outperform its benchmark.

yields suggest that the market continues to assign only a very small probability to an increase in inflation, making them attractive relative to nominal Treasury instruments with similar maturities. Overall, spreads remain tight in the mortgage and corporate sectors but new supply in the corporate and asset-backed markets has provided a buying opportunity.


                                LIMITED DURATION

                       Growth of a $1 Million Investment
                                Since Inception



Fiscal years          SALOMON 1-3 YEAR        MAS FUNDS LIMITED DURATION
ending September 30
                                     Dollars (000)
     *3/31/92              1000                     1000
      6/30/92              1029                     1034
'92   9/30/92              1059                     1069
     12/31/92              1061                     1068
      3/31/93              1084                     1097
      6/30/93              1097                     1110
'93   9/30/93              1112                     1126
     12/31/93              1119                     1131
      3/31/94              1113                     1121
      6/30/94              1114                     1119
'94   9/30/94              1124                     1131
     12/31/94              1125                     1131
      3/31/95              1162                     1167
      6/30/95              1198                     1202
'95   9/30/95              1216                     1220
     12/31/95              1245                     1248
      3/31/96              1251                     1255
      6/30/96              1264                     1266
'96   9/30/96              1285                     1287
     12/31/96              1309                     1314
      3/31/97              1318                     1324
      6/30/97              1347                     1352
'97   9/30/97              1373                     1377


                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                                                 MAS LIMITED                SALOMON
                                                                   DURATION             1-3 YEAR INDEX
---------------------------------------------------------------------------------------------------------
ONE YEAR                                                             6.98%                   6.86%
FIVE YEARS                                                           5.19%                   5.32%
SINCE INCEPTION                                                      5.99%                   5.93%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Limited Duration Portfolio from exceeding 0.42% of average daily net assets. Returns for time periods where total annual operating expenses of the Portfolio would have exceeded 0.42%, were it not for these waivers and reimbursements, would have been lower.

* The Limited Duration Portfolio commenced operations on 3/31/92. All returns are compared to the Salomon 1-3 Year Treasury Index, an unmanaged market index.

MAS FUNDS/FIXED INCOME

Special Purpose Fixed Income Portfolio

The Special Purpose Fixed Income Portfolio is designed specially for use as part of a balanced investment program. Fixed-income securities in this Portfolio include U.S. government bonds, corporate bonds, mortgages, non-dollar bonds, and other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's fixed-income team, which makes strategic decisions about portfolio structure and composition in a way that complements the equity portion of a balanced account.

[PICTURE]
FROM LEFT: John Hevner, Marc Crespi, Gerry Barth, Justin Bullion

MAS has three major objectives for fixed-income investing. The first is to provide investors a positive real return--a total return including income and capital gains that is greater than the rate of inflation. The second is to reduce the risk of investing by carefully diversifying the risks within the Portfolio. The third is to provide investors with a deflation hedge. In order to provide this hedge, or protection during periods of declining inflation and interest rates, the Portfolio maintains high average credit quality and includes a significant portion of noncallable and longer-maturity securities. This positions the Portfolio to perform well when other market sectors experience poor returns.

There are five key decisions that the fixed-income team makes in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values increase when interest rates fall and decrease when interest rates rise. Consequently, there are times when it is better to bear more interest-rate risk than others. MAS bases the interest-rate-risk decision on the level of real interest rates and the steepness of the yield curve, tempered by views about economic growth and the prospects for inflation. When real rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, it has historically been an attractive time to invest in fixed-income securities and to have an above-average interest-rate sensitivity.

The second decision involves determining which maturities offer the best value relative to their risk. Third, the team considers which fixed-income markets around the world offer the best value. Relative real interest rates, the steepness of U.S. and foreign yield curves and judgments about currency values drive this decision. The fourth decision relates to credit risk. MAS's research shows that bearing credit risk offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. The Portfolio includes a limited number of opportunistically-selected bonds that are rated below investment grade.

Finally, MAS actively manages the amount of prepayment risk, or call risk, within the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. These bonds have higher yields as a result and the fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded option risk.

The Portfolio's impressive long-term record reflects successful judgments about these key decisions. For the past year, the return on the Portfolio was 206 basis points better than that of its benchmark. In general, U.S. interest rates declined over the past year, and MAS's decision to maintain a level of interest-rate risk greater than or equal to the benchmark helped relative performance. Several barbell strategies, involving concentrations in short- and long-term instruments, added value versus the benchmark as the yield differential narrowed between short- and long-term rates. In some instances, interest rate declines were even more significant outside the U.S., and the Portfolio's exposure to non-dollar bonds on a currency-hedged basis proved successful during the year. An overweighting in mortgages and security selection decisions within the corporate area, such as in the finance and telecommunications sectors, also exerted a positive influence on returns as the yield spreads on these instruments narrowed versus those of comparable U.S. Treasury securities.


                          SPECIAL PURPOSE FIXED INCOME

                       Growth of a $1 Million Investment
                                Since Inception



Fiscal years            SALOMON BROAD     MAS FUNDS SPECIAL PURPOSE FIXED INCOME
ending September 30
                                    Dollars (000)
     *3/31/92               1000                       1000
      6/30/92               1041                       1048
'92   9/30/92               1085                       1095
     12/31/92               1088                       1110
      3/31/93               1134                       1169
      6/30/93               1165                       1214
'93   9/30/93               1196                       1261
     12/31/93               1196                       1275
      3/31/94               1163                       1240
      6/30/94               1151                       1208
'94   9/30/94               1158                       1211
     12/31/94               1162                       1211
      3/31/95               1221                       1275
      6/30/95               1296                       1349
'95   9/30/95               1320                       1392
     12/31/95               1378                       1449
      3/31/96               1354                       1446
      6/30/96               1360                       1464
'96   9/30/96               1386                       1500
     12/31/96               1427                       1557
      3/31/97               1420                       1558
      6/30/97               1471                       1622
                                                       1671
'97   9/30/97               1520                       1676





                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                                MAS SPECIAL PURPOSE FIXED INCOME
                                             ---------------------------------------              SALOMON
                                             INSTITUTIONAL +           INVESTMENT ++            BROAD INDEX
---------------------------------------------------------------------------------------------------------------
ONE YEAR                                          11.78%                  11.62%                   9.72%
FIVE YEARS                                         8.90%                   8.83%                   6.97%
SINCE INCEPTION                                    9.84%                   9.78%                   7.91%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

+    Represents an investment in the Institutional Class.

++ Represents an investment in the Investment Class which commenced operations 4/10/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Investment Class of shares of the Special Purpose Fixed Income Portfolio from exceeding 0.68% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

* The Special Purpose Fixed Income Portfolio commenced operations on 3/31/92. All returns are compared to the Salomon Broad Investment Grade Index, an unmanaged market index.

MAS FUNDS/FIXED INCOME

Municipal Portfolio

The Municipal Portfolio invests in long- and short-term debt obligations issued by state and local governments or their agencies and in other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's municipal investment management team, which manages the Portfolio's interest-rate exposure and composition by making strategic shifts in portfolio structure and conducting extensive valuation analysis of individual sectors and securities. The goal of MAS's fixed-income management for taxable investors is to provide a positive after-tax total return, to provide protection against deflation and to reduce the risk of an inves-tor's overall investment portfolio, particularly through reduction of exposure to changes in tax rates.

MAS's research shows that there have been many times when taxable investors would have been better served by investments in taxable bonds. Thus, MAS views the municipal market as just one of many alternatives for helping clients achieve their goal of maximizing after-tax returns within a given level of risk. Sector commitments within the Portfolio are varied based on the prospects for the municipal market relative to the taxable markets. Normally, at least 80% of the Portfolio will be invested in municipal securities.

MAS's investment process consists of two major stages. First, MAS establishes a forecast for inflation and economic activity in order to make judgments about the most desirable duration and maturity targets for the portfolio. Next, MAS examines the relative value offered by different bond sectors and determines the mix of securities that will provide the most attractive performance. Security selection involves adjustment of promised yields for tax considerations, credit risk, and call risk. Capital gains are realized only when the prospective returns of bonds purchased with the proceeds from the sales will offset the tax on the gains and still provide excess value to the overall portfolio.

The Portfolio's performance over the past year was heavily influenced by changes in the shape of the municipal yield curve. The 10-year portion of the curve had the best performance, with yields falling about 45 basis points, compared to about 20 basis points for the 20-year portion of the curve and 30 basis points for the 5-year portion of the curve. As a result, the Portfolio's positions in 15 to 20-year non-callable zero-coupon municipal bonds performed well relative to 5-year securities, but lagged duration-equivalent 10-year bonds. In addition, strategic management of interest-rate risk made a positive impact on performance. Interest-rate exposure was greater than the index when interest rates fell in the first fiscal quarter. Interest rate exposure was reduced to neutral in the late Spring. Management of municipal market exposure also boosted performance. Futures were used to reduce the Portfolio's sensitivity to municipal yield changes during the third fiscal quarter. These futures were liquidated after the municipal market cheapened due to a heavy supply of new issues in the final fiscal quarter. Finally, a small allocation to high-yield, taxable corporate bonds, the best-performing sector of the fixed-income market over the period, also added to the Portfolio's return.

At fiscal year-end, MAS believes that the recent cheapening of municipal bonds has returned a fair valuation to the municipal markets. Accordingly, the Portfolio's exposure to municipal securities has been increased by removing futures hedges. Since MAS perceives the municipal yield curve to be relatively flat, i.e., investors are not being adequately compensated for purchasing long-term municipals, recent purchases have been concentrated in shorter-maturity issues.


               MAS views the municipal market as just one of many alternatives for helping clients achieve their goal of maximizing after-tax returns within a given level of risk.

                                   MUNICIPAL

                       Growth of a $1 Million Investment
                                 Since Inception



Fiscal years             LEHMAN 5 YEAR MUNICIPAL        MAS FUNDS MUNICIPAL        LEHMAN 10 YEAR MUNICIPAL
ending September 30
                                                             Dollars (000)
     *10/1/92                    1000                           1000                       1000
     12/31/92                    1014                           1016                       1020
      3/31/93                    1041                           1061                       1059
      6/30/93                    1065                           1103                       1094
'93   9/30/93                    1090                           1142                       1134
     12/31/93                    1103                           1162                       1150
      3/31/94                    1072                           1077                       1089
      6/30/94                    1083                           1083                       1105
'94   9/30/94                    1094                           1089                       1113
     12/31/94                    1089                           1189                       1095
      3/31/95                    1133                           1186                       1171
      6/30/95                    1163                           1180                       1202
'95   9/30/95                    1191                           1235                       1244
     12/31/95                    1216                           1306                       1283
      3/31/96                    1216                           1300                       1275
      6/30/96                    1222                           1317                       1279
'96   9/30/96                    1243                           1351                       1304
     12/31/96                    1267                           1379                       1341
      3/31/97                    1267                           1383                       1341
      6/30/97                    1298                           1426                       1385
'97   9/30/97                    1325                           1466                       1428



                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                       MAS                LEHMAN 5 YEAR          LEHMAN 10 YEAR
                                    MUNICIPAL            MUNICIPAL INDEX         MUNICIPAL INDEX
------------------------------------------------------------------------------------------------------
ONE YEAR                              8.47%                   6.67%                   9.50%
SINCE INCEPTION                       7.95%                   5.80%                   7.39%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Municipal Portfolio from exceeding 0.50% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

The Portfolio was initially focused on long-term securities. On April 15, 1996, the Portfolio's investment policies were changed by shareholder vote to emphasize fixed-income securities of shorter duration. Therefore, it is reasonable to expect that its performance pattern will be altered.

* The Municipal Portfolio commenced operations on 10/1/92. All returns are compared to the Lehman 5 Year Municipal Index and the Lehman 10 Year Municipal Index, both unmanaged market indices.

MAS FUNDS/FIXED INCOME

PA Municipal Portfolio

The PA Municipal Portfolio invests in long- and short-term municipal debt securities exempt from Pennsylvania income tax and in other fixed-income securities when appropriate. The Portfolio is actively managed by Miller Anderson & Sherrerd's municipal investment management team, which manages the Portfolio's interest-rate exposure and composition by making strategic shifts in portfolio structure and conducting extensive valuation analysis of individual sectors and securities. The goal of MAS's fixed-income management for taxable investors is to provide investors with a positive after-tax total return, to provide protection against deflation, and to reduce the risk of an investor's overall investment portfolio, particularly through reduction of exposure to changes in tax rates.

MAS's research shows that there have been many times when taxable investors would have been better served by investments in taxable bonds. Thus, MAS views the municipal market as just one of many alternatives for helping clients achieve their goal of maximizing after-tax returns within a given level of risk. Sector commitments within the Portfolio are varied based on prospects for the municipal market relative to the taxable markets. Normally, at least 80% of the Portfolio will be invested in municipal securities, with at least 65% invested in Pennsylvania municipal securities.

MAS's investment process consists of two major stages. First, MAS establishes a forecast for inflation and economic activity and makes judgments about the most desirable duration and maturity targets for the Portfolio. Next, relative value offered by different bond sectors is examined to determine the mix of securities that will provide the most attractive performance. Security selection involves adjustment of promised yields for tax considerations, credit risk, and call risk. Capital gains are realized only when the prospective returns of bonds purchased with the proceeds from the sales will offset the tax on the gains and still provide excess value to the overall portfolio.

The Portfolio's performance over the past year was heavily influenced by changes in the shape of the municipal yield curve. The 10-year portion of the curve had the best performance, with yields falling about 45 basis points, compared to about 20 basis points for the 20-year portion of the curve and 30 basis points for the 5-year portion of the curve. As a result, the Portfolio's positions in 15 to 20-year non-callable zero-coupon municipal bonds performed well relative to 5-year securities, but lagged duration-equivalent 10-year bonds. In addition, strategic management of interest-rate risk made a positive impact on performance. Interest-rate exposure was greater than the index when interest rates fell in the first fiscal quarter. Interest rate exposure was reduced to neutral in the late Spring. Management of municipal market exposure also boosted performance. Futures were used to reduce the Portfolio's sensitivity to municipal yield changes during the third fiscal quarter. These futures were liquidated after the municipal market cheapened due to a heavy supply of new issues in the final fiscal quarter. Finally, a small allocation to high-yield, taxable corporate bonds, the best-performing sector of the

[PICTURE]
STANDING, FROM LEFT: Matt Allen, Matt Potter, Kurt Dodds,
SEATED, FROM LEFT: Alisa Attardi, Carol Neilson fixed-income market over the period, also added to the Portfolio's return.

At fiscal year-end, MAS believes that the recent cheapening of municipal bonds has returned a fair valuation to the municipal markets. Accordingly, the Portfolio's exposure to municipal securities has been increased by removing futures hedges. Since MAS perceives the municipal yield curve to be relatively flat, i.e., investors are not being adequately compensated for purchasing long-term municipals, recent purchases have been concentrated in shorter-maturity issues.


                                 PA MUNICIPAL

                       Growth of a $1 Million Investment
                                 Since Inception



Fiscal years             LEHMAN 5 YEAR MUNICIPAL        MAS FUNDS PA MUNICIPAL      LEHMAN 10 YEAR MUNICIPAL
ending September 30
                                                           Dollars (000)
     *10/1/92                    1000                           1000                       1000
     12/31/92                    1014                           1032                       1020
      3/31/93                    1041                           1075                       1059
      6/30/93                    1065                           1122                       1094
'93   9/30/93                    1090                           1158                       1134
     12/31/93                    1103                           1185                       1150
      3/31/94                    1072                           1095                       1089
      6/30/94                    1083                           1099                       1105
'94   9/30/94                    1094                           1111                       1113
     12/31/94                    1089                           1104                       1095
      3/31/95                    1133                           1202                       1171
      6/30/95                    1163                           1203                       1202
'95   9/30/95                    1191                           1264                       1244
     12/31/95                    1216                           1337                       1283
      3/31/96                    1216                           1328                       1275
      6/30/96                    1222                           1350                       1279
'96   9/30/96                    1243                           1378                       1304
     12/31/96                    1267                           1407                       1341
      3/31/97                    1267                           1409                       1341
      6/30/97                    1298                           1450                       1385
'97   9/30/97                    1325                           1488                       1428


                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                              MAS                LEHMAN 5 YEAR          LEHMAN 10 YEAR
                                          PA MUNICIPAL          MUNICIPAL INDEX         MUNICIPAL INDEX
----------------------------------------------------------------------------------------------------------
ONE YEAR                                     8.01%                   6.67%                   9.50%
SINCE INCEPTION                              8.28%                   5.80%                   7.39%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the PA Municipal Portfolio from exceeding 0.50% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

The Portfolio was initially focused on long-term securities. On April 15, 1996, the Portfolio's investment policies were changed by shareholder vote to emphasize fixed-income securities of shorter duration. Therefore, it is reasonable to expect that its performance pattern will be altered.

* The PA Municipal Portfolio commenced operations on 10/1/92. All returns are compared to the Lehman 5 Year Municipal Index and the Lehman 10 Year Municipal Index, both unmanaged market indices.

MAS FUNDS/FIXED INCOME

Global Fixed Income Portfolio

The Global Fixed Income Portfolio invests in high-grade fixed-income securities throughout the world, using a benchmark that is about two-thirds invested in foreign bonds and one-third invested in U.S. securities as a neutral starting point. Fixed-income securities in the U.S. portion of this Portfolio include U.S. government bonds, corporate bonds, mortgages, and other fixed-income securities. The non-U.S. portion of this Portfolio may also include a wide variety of fixed-income securities, although these investments tend to consist largely of securities issued by foreign governments and supranational organizations such as the World Bank. The Portfolio is actively managed by Miller Anderson & Sherrerd's global fixed-income team, which makes strategic decisions about portfolio structure and composition.

The MAS global fixed-income team makes five key decisions in building the Portfolio. The first decision relates to the amount of interest-rate risk in the Portfolio. Bond values increase when interest rates fall and decrease when interest rates rise. Consequently, there are better times to bear interest-rate risk than others. MAS bases the interest-rate decision on the level of real interest rates and the steepness of the yield curve in bond markets throughout the world. When real interest rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically it has been an attractive time to invest in fixed-income securities and to have an above-average maturity.

The second key decision is the choice of fixed-income markets throughout the world in which the Portfolio will invest. MAS bases this decision on comparisons of real interest rates and yield-curve slopes across fixed-income markets. Historically, it has been advantageous to invest in countries that offer higher real interest rates than those available in other countries. Since the best bond markets need not be the best currency markets, MAS separates the bond decision from the third key decision of currency management. MAS manages currency exposures actively, and the Portfolio hedges at least in part those currencies that are judged to be overvalued and in danger of weakening.

The fourth and fifth decisions relate to credit and prepayment risk. Although interest-rate, country, and currency decisions have typically had the largest effect on performance, MAS's research shows that bearing credit risk offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. Similarly, MAS actively manages the amount of prepayment or call risk in the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. These bonds offer higher yields as a result and the global fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded-option risk. Generally, most corporate and mortgage securities are issued in the United States, which offers the deepest and most liquid corporate and mortgage markets in the world. However, the Portfolio will also invest in non-U.S. corporate and mortgage securities when values are attractive.

During the year the Portfolio benefited from its overweighting of European and Canadian bonds versus U.S. securities and from its hedging of European and Japanese currencies. Overall interest-rate management was a modest drag on performance as the decision to underweight Japanese bonds resulted in a moderately below-market exposure to interest-rate risk in the second half of the fiscal year.


          When real interest rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, historically it has been an attractive time to invest in fixed-income securities and to have an above-average maturity.

Individual exposures have changed during the year to accommodate movements in relative values. Towards the end of 1996 the Portfolio reduced its exposure to Japanese and Irish bonds as well as its overweight position in U.S. and Irish currencies. European bond holdings were trimmed further early in 1997 in response to the outperformance of these securities relative to U.S. bonds. From this point, overall interest-rate exposures to both the dollar bloc and European regions were close to market levels while the underweighting of Japanese bonds gave the Portfolio a slightly defensive posture with respect to overall interest-rate risk. This defensive position in Japanese bonds was adjusted during the year in response to movements in Japanese interest rates. Japanese exposures were increased in the Spring following a sharp rise in interest rates and were then reduced in September to the original defensive levels as the subsequent rally in yen-denominated securities pushed real interest rates in Japan to low levels. The Portfolio also began hedging Japanese yen exposures following its sharp recovery in April and the subsequent decline in the yen contributed to performance.


                              GLOBAL FIXED INCOME
                       Growth of a $1 Million Investment
                                Since Inception





Fiscal years      SALOMON WORLD GOV'T BOND        MAS FUNDS GLOBAL FIXED INCOME
ending September 30
                                    Dollars (000)
       *4/30/93            1000                                1000
        6/30/93            1008                                1022
  '93   9/30/93            1053                                1074
       12/31/93            1053                                1090
        3/31/94            1053                                1075
        6/30/94            1060                                1057
  '94   9/30/94            1072                                1071
       12/31/94            1078                                1073
        3/31/95            1196                                1159
        6/30/95            1259                                1227
  '95   9/30/95            1246                                1238
       12/31/95            1283                                1287
        3/31/96            1259                                1271
        6/30/96            1264                                1290
  '96   9/30/96            1299                                1322
       12/31/96            1329                                1365
        3/31/97            1274                                1309
        6/30/97            1313                                1347
  '97   9/30/97            1330                                1369






                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                                    MAS GLOBAL            SALOMON WORLD
                                                   FIXED INCOME          GOV'T BOND INDEX
---------------------------------------------------------------------------------------------
ONE YEAR                                               3.53%                   2.41%
SINCE INCEPTION                                        7.36%                   6.66%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost

For the period from inception to 8/28/96, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Global Fixed Income Portfolio from exceeding 0.58% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. Returns for time periods where the total annual operating expenses of the Portfolio would have exceeded 0.58%, were it not for these waivers and reimbursements, would have been lower.

* The Global Fixed Income Portfolio commenced operations on 4/30/93. All returns are compared to the Salomon World Government Bond Index, an unmanaged market index.

MAS FUNDS/FIXED INCOME

International Fixed Income Portfolio

The International Fixed Income Portfolio invests in high-grade fixed-income securities, using a benchmark that is 100 percent invested in foreign bonds. Most investments consist of securities issued by governments and supranational organizations such as the World Bank, although the Portfolio will also hold corporate bonds, mortgages, and other fixed-income securities. The Portfolio will also invest to a limited extent in U.S. securities when the U.S. fixed-income market is more attractive than foreign markets. The Portfolio is actively managed by Miller Anderson & Sherrerd's global fixed-income team, which makes strategic decisions about portfolio structure and composition.

The MAS global fixed-income team makes five key decisions in building the Portfolio. The first decision relates to the amount of interest-rate risk within the Portfolio. Bond values increase when interest rates fall and decrease when interest rates rise. Consequently, there are better times to bear interest-rate risk than others. MAS bases the interest-rate decision on the level of real interest rates and the steepness of the yield curve in bond markets throughout the world. When real interest rates are high and longer-maturity bonds have significantly higher yields than short-term bonds, it has historically been an attractive time to invest in fixed-income securities and to have an above-average maturity.

[PICTURE]
FROM LEFT: Bruce Rodio, Scott Burney, Elizabeth Vale, Glenn Becker

The second key decision is the choice of fixed-income markets throughout the world in which the Portfolio will invest. MAS bases this decision on comparisons of real interest rates and yield-curve slopes across fixed-income markets. Historically it has been advantageous to invest in countries that offer higher real interest rates than those available in other countries. Since the best bond markets need not be the best currency markets, MAS separates the bond decision from the third key decision of currency management. MAS manages currency exposures actively, and the Portfolio hedges at least in part those currencies that are judged to be overvalued and in danger of weakening.

The fourth and fifth decisions relate to credit and prepayment risk. Although these two decisions play a much smaller role in the Portfolio than interest-rate, country, and currency management, MAS's research shows that bearing credit risk offers financial rewards and that a diversified approach to credit risk adds to overall portfolio returns. Similarly, MAS actively manages the amount of prepayment or call risk in the Portfolio. Many corporate bonds and most mortgages contain an option to prepay the principal amount prior to maturity. These bonds offer higher yields as a result and the global fixed-income team calculates whether the additional yield is sufficient to compensate for the embedded-option risk.

During the year the Portfolio benefited from its emphasis on European and Canadian bonds and from its hedging of European and Japanese currencies. Overall interest-rate management was a modest drag on performance as the decision to underweight Japanese bonds resulted in a moderately below-market exposure to interest-rate risk in the second half of the fiscal year.

Individual exposures have changed during the year to accommodate movements in relative values. Towards the end of 1996 the Portfolio reduced its exposure to Japanese and Irish bonds as well as its overweight position in U.S. and Irish currencies. European bond holdings were trimmed further early in 1997. From this point, overall interest-rate exposures to both the dollar bloc and European regions were close to market levels while the underweighting of Japanese bonds gave the Portfolio a slightly defensive posture with respect to overall interest-rate risk. This defensive position in Japanese bonds was adjusted during the year in response to movements in Japanese interest rates. Japanese exposures were increased in the Spring following a sharp rise in interest rates and were then reduced in September to the original defensive levels as the subsequent rally in yen-denominated securities pushed real interest rates in Japan to low levels. The Portfolio also began hedging Japanese yen exposures following its sharp recovery in April and the subsequent decline in the yen contributed to performance.


                           INTERNATIONAL FIXED INCOME
                       Growth of a $1 Million Investment
                               Since Inception

Fiscal years           SALOMON WORLD GOV'T BOND EX-U.S.       MAS FUNDS INTERNATIONAL FIXED INCOME
ending September 30
                                             Dollars (000)
      *4/29/94                    1000                                   1000
       6/30/94                    1010                                    998
'94    9/30/94                    1027                                   1010
      12/31/94                    1033                                   1012
       3/31/95                    1182                                   1122
       6/30/95                    1240                                   1186
'95    9/30/95                    1210                                   1175
      12/31/95                    1235                                   1211
       3/31/96                    1214                                   1196
       6/30/96                    1219                                   1214
'96    9/30/96                    1259                                   1247
      12/31/96                    1285                                   1286
       3/31/97                    1211                                   1212
       6/30/97                    1245                                   1244
'97    9/30/97                    1248                                   1253


                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                                        MAS INTERNATIONAL          SALOMON WORLD GOV'T
                                                          FIXED INCOME             BOND EX-U.S. INDEX
--------------------------------------------------------------------------------------------------------
ONE YEAR                                                      0.44%                      (0.86)%
SINCE INCEPTION                                               6.81%                       6.68%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

For the period from inception to 8/28/96, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the International Fixed Income Portfolio from exceeding 0.60% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. Returns for time periods where the total annual operating expenses of the Portfolio would have exceeded 0.60%, were it not for these waivers and reimbursements, would have been lower.

* The International Fixed Income Portfolio commenced operations on 4/29/94. All returns are compared to the Salomon World Government Bond Ex-U.S. Index, an unmanaged market index.

MAS FUNDS/FIXED INCOME

Intermediate Duration Portfolio

The Intermediate Duration Portfolio is a duration-constrained fund managed using the same principles and strategies as Miller Anderson & Sherrerd's core fixed-income products. The Portfolio is managed by a team of managers rather than a single portfolio manager, allowing it to benefit from the best thinking of a group of individuals as well as the expertise of smaller working groups. Sub-groups focus on the five key elements of portfolio structure and composition--interest-rate strategy, yield-curve positioning, credit risk, prepayment sensitivity and country exposure. In addition, the Portfolio is diversified across market sectors and issues to control risk further.

MAS manages the Portfolio's interest-rate strategy, limiting the average duration of the Portfolio--or the Portfolio's sensitivity to changes in interest rates--to between two and five years. MAS continually studies yield-curve positioning to determine the point along the curve (maturity) where securities offer the most value. MAS targets the Portfolio's investments to the area of the curve that provides the most value, taking into account MAS's expectation of future changes in the shape of the yield curve.

The Portfolio's credit quality is constrained to allow inclusion of bonds rated investment grade (BBB/Baa) or higher. MAS's research shows that bearing credit risk offers financial rewards beyond expected losses due to defaults. MAS also believes that a key to successful corporate-bond management is diversification, and generally limits exposure to individual credits to less than 1% of the Portfolio. The prepayment sensitivity of the Portfolio is managed to add value, but not bear unnecessary call risk. MAS's research shows that mortgage-backed securities offer attractive returns relative to equal-duration Treasury bonds, but also contain prepayment risk due to homeowners' rights to prepay their mortgages. MAS strives to manage this prepayment risk by modeling mortgage-backed securities using state-of-the-art research and technology.

MAS manages country exposure opportunistically by investing up to 20% of the Portfolio in high-quality bonds issued by foreign governments when yields abroad are particularly attractive. Generally, this country exposure is currency hedged.

In fiscal 1997, the Intermediate Duration Portfolio outpaced its index by 74 basis points. For the past twelve months, careful interest-rate sensitivity and yield curve position management, corporate bond exposure and a mortgage-backed securities overweight helped the Portfolio's relative performance. The interest-rate sensitivity of the Portfolio became progressively shorter throughout the year, as MAS's outlook for real interest rates continued to be dampened by a slightly-higher inflation forecast. With no protection against possible Federal Reserve tightening built into the front end of the yield curve, there is very little value to be found in the market.

The Portfolio initiated a position in Treasury Inflation-Protected Securities
(TIPS), as their yields suggest that the market continues to assign only a very small probability to an increase in inflation, making them attractive relative to nominal Treasury instruments with similar maturities. Mortgage holdings have decreased slightly during the year, but the makeup


          MAS continually studies yield-curve positioning to determine the point along the curve (maturity) where securities offer the most value. MAS targets the Portfolio's investments to the area of the curve that provides the most value, taking into account MAS's expectation of future changes in the shape of the yield curve.

was altered substantially. As spreads tightened, current coupon mortgages were sold in favor of an increased allocation to adjustable rate mortgages and commercial mortgage-backed securities. Although credit spreads remain tight, the Portfolio was able to increase the corporate bond weighting by finding pockets of value during the year, especially in bank capital notes and asset-backed securities. Following a narrowing of real yield premiums overseas, the Portfolio's non-dollar position has been reduced to 1%. This small position is in German Bunds on a currency-hedged basis.


                             INTERMEDIATE DURATION
                       Growth of a $1 Million Investment
                                Since Inception


Fiscal years        LEHMAN INTERMEDIATE GOV'T/CORP.     MAS FUNDS INTERMEDIATE DURATION
ending September 30
                                       Dollars (000)
      *10/3/94                1000                                   1000
      12/31/94                 999                                    995
       3/31/95                1043                                   1043
       6/30/95                1095                                   1088
'95    9/30/95                1113                                   1114
      12/31/95                1152                                   1148
       3/31/96                1142                                   1150
       6/30/96                1150                                   1158
'96    9/30/96                1170                                   1184
      12/31/96                1199                                   1216
       3/31/97                1197                                   1219
       6/30/97                1233                                   1255
'97    9/30/97                1266                                   1289



                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                                  MAS INTERMEDIATE            LEHMAN INTERMEDIATE
                                                      DURATION                 GOV'T/CORP. INDEX
---------------------------------------------------------------------------------------------------
ONE YEAR                                                8.93%                        8.19%
SINCE INCEPTION                                         8.87%                        8.20%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Intermediate Duration Portfolio from exceeding 0.52% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

* The Intermediate Duration Portfolio commenced operations on 10/3/94. All returns are compared to the Lehman Brothers Intermediate
     Government/Corporate Bond Index, an unmanaged market index.

MAS FUNDS/BALANCED

Balanced Portfolio

The Balanced Portfolio provides active asset allocation management of Miller Anderson & Sherrerd's core equity and fixed-income strategies in a single portfolio. MAS shifts assets as relative values change, using a 60% equity and 40% fixed-income allocation as a starting point, and manages diversification and risk control across both asset classes.

Management of the Portfolio incorporates expertise from MAS's entire investment team. Members of the domestic equity, international equity, domestic fixed-income and international fixed-income teams comprise the MAS Asset Allocation Committee, which also includes representatives from the interest-rate, economic, and currency-management teams. The Asset Allocation Committee evaluates the relative risks and returns of the Portfolio's two asset classes and makes strategic asset allocation decisions. The Portfolio's management team then makes decisions about portfolio composition and structure, drawing on the strategies employed by MAS's equity and fixed-income portfolio management teams.

The three key influences considered in determining asset allocation strategy are relative real interest rates, the shape of the yield curve, and the equity risk premium. To make the asset-allocation decision, MAS starts by calculating expected returns on capital. The expected return on fixed-income investments depends on the real interest rate and the steepness of the yield curve. MAS then measures the risk-adjusted return an investor can expect to earn by investing in the equity market versus the return he can expect to earn by investing in fixed-income securities; the difference between these two expected returns represents the equity risk premium. Measurement of the risk premium enables MAS to determine whether the Portfolio should favor equities or fixed-income securities; a higher premium would generally lead to a greater focus on equities, while a lower premium would lead to an emphasis on fixed-income securities. Asset-allocation decisions couple measures of value with economic analysis. MAS's economic analysis focuses on fiscal and monetary policy and prospective levels of inflation.

During fiscal 1997, the Portfolio returned slightly less than its custom benchmark composed 60% of the S&P 500 and 40% of the Salomon Broad Index. Value-added relative to the benchmark came from a higher-than-index exposure to equities, but this was more than offset by security selection within the equity portion of the fund. Security selection in the fixed-income portion of the Portfolio added to relative performance.

The Portfolio started the fiscal year with a lower-than-benchmark position in equities. Expected returns for stocks and bonds pointed to bonds offering better value than equities, and high absolute valuations created concern about overall stock market returns. However, after the brief market correction in the first calendar quarter of 1997, equities became more attractive and in April stock exposure was increased to 63%, which was maintained for the rest of the year.

At fiscal year-end, the Portfolio had higher-than-benchmark investments in equity securities and slightly higher-than-index interest-rate exposure. The Portfolio holds almost no cash, since all valuation measures indicate that equity and bond markets will continue to perform well.

          MAS shifts assets as relative values change, using a 60% equity and 40% fixed-income allocation as a starting point, and manages diversification and risk control across both asset classes.

                                   BALANCED
                       Growth of a $1 Million Investment
                               Since Inception

Fiscal years        S&P 500    MAS FUNDS BALANCED   SALOMON BROAD
ending September 30
                                    Dollars (000)

     *12/31/92       1000          1000                1000
       3/31/93       1044          1034                1042
       6/30/93       1049          1048                1071
 '93   9/30/93       1076          1083                1099
      12/31/93       1101          1104                1099
       3/31/94       1059          1169                1068
       6/30/94       1064          1060                1058
 '94   9/30/94       1116          1085                1064
      12/31/94       1115          1082                1068
       3/31/95       1224          1157                1122
       6/30/95       1341          1247                1191
 '95   9/30/95       1447          1317                1213
      12/31/95       1534          1378                1266
       3/31/96       1617          1431                1244
       6/30/96       1689          1473                1250
 '96   9/30/96       1742          1494                1273
      12/31/96       1887          1590                1312
       3/31/97       1937          1612                1305
       6/30/97       2276          1786                1352
 '97   9/30/97       2446          1904                1397






                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                               MAS BALANCED
                     ---------------------------------------------------------------        S&P 500           SALOMON
                     INSTITUTIONAL +           INVESTMENT ++             ADVISER +++         INDEX          BROAD INDEX
------------------------------------------------------------------------------------------------------------------------------
ONE YEAR                  27.44%                  27.35%                  27.24%            40.46%             9.72%
SINCE INCEPTION           14.53%                  14.51%                  14.49%            20.73%             7.29%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

+    Represents an investment in the Institutional Class.

++ Represents an investment in the Investment Class which commenced operations 4/3/97. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

+++ Represents an investment in the Adviser Class which commenced operations 11/1/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 fee applicable to the Adviser Class.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Adviser Class of shares of the Balanced Portfolio from exceeding 0.90% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

* The Balanced Portfolio commenced operations on 12/31/92. All returns are compared to the S&P 500 Index and the Salomon Broad Investment Grade Index, both unmanaged market indices.

MAS FUNDS/BALANCED

Multi-Asset-Class Portfolio

The Multi-Asset-Class Portfolio provides global asset allocation among U.S. and foreign stocks, bonds and high-yield securities for U.S. investors. Miller Anderson & Sherrerd actively shifts assets as relative values and risks change and manages diversification and risk control across all five asset classes. Diversification across this wide array of asset types offers a risk/return profile that historically has been more attractive than balanced portfolios consisting only of domestic stocks and bonds.

Management of the Portfolio incorporates expertise from MAS's entire investment team. Members of the domestic equity, international equity, domestic fixed-income and international fixed-income teams comprise the MAS Asset Allocation Committee, which also includes representatives from the interest-rate, economic, and currency-management teams. The Asset Allocation Committee evaluates the relative risks and returns of broad asset classes and sectors and makes strategic asset allocation decisions. The portfolio management team then makes decisions about portfolio composition and structure, drawing on the strategies employed by MAS's product teams for each of the five asset classes represented in the Portfolio.

The investment process consists of five interrelated decisions: allocation among global asset classes, country allocation, allocation to equities versus fixed-income securities within markets, currency exposures, and value determinations within markets. Asset-allocation decisions couple measures of value with economic analysis, focusing on fiscal and monetary policy, prospective levels of inflation, and political stability.

In making global asset-allocation decisions, MAS measures risk-adjusted returns in each country's equity market versus its fixed-income market; the difference between these two expected returns represents the equity risk premium. A higher premium would generally lead to a greater focus on equities, while a lower premium would favor fixed-income securities. MAS then reviews the equity risk premia in aggregate to determine whether to favor equities or fixed-income securities globally.

Country-allocation decisions are based on the belief that investors generally require a higher return to invest in countries with relatively higher risks. Using an assessment of each country's risk-adjusted expected return to capital, MAS selects markets that offer higher expected returns. While MAS generally avoids investing in countries with low returns on capital, it also distinguishes between the opportunities in each country's fixed-income and equity markets, favoring equity markets with high risk premia relative to the country's history and to other countries and fixed-income markets that offer high real interest rates and high premia for extending maturity (steep yield curves).

While currency valuations help shape MAS's view of the relative value of non-dollar investments and thus influence the Portfolio's country allocations, currency exposure is viewed as a separate decision. The degree of currency exposure is based on MAS's analysis of deviations from purchasing-power parity, with particular attention directed towards over- or under-valuation that cannot be explained by differences in real interest rates. Decisions regarding value within each country's stock and bond markets are made by members of the MAS management team for that asset class.

During fiscal 1997, the Portfolio outperformed its custom benchmark composed of 50% U.S. equities, 14% foreign equities, 24% U.S. fixed-income, 6% foreign fixed-income, and 6% high yield. Value added relative to the benchmark came from a higher-than-index exposure to equities and high-yield debt, exposure to emerging-market debt, and security selection in the fixed-income and international equity portions of the portfolio. Currency hedging also added value, while security selection in U.S. stocks detracted from relative performance.

The Portfolio started the fiscal year with overweight positions in high yield and emerging market debt and international equities. Yield spreads on high yield and emerging market debt relative to U.S. Treasuries continued to be attractive and more than compensated investors for the higher risk of these asset classes. International equities offered investors higher expected returns than U.S. stocks, but as the year progressed, higher actual returns in local currencies were partially offset by a rally in the dollar against the Japanese yen and European currencies.

Throughout the fiscal year, MAS reduced positions in top-performing asset classes to capitalize on market gains and reflect changed relative values. During the second quarter, MAS reduced the emerging and high yield debt positions as spreads relative to bonds became less attractive, and continued to shift assets from international bonds to U.S. bonds as real interest rates converged on U.S. levels. At the same time, the Portfolio increased exposure to U.S. equities after the brief market correction which occurred in the first calendar quarter of 1997.

At year-end, the Portfolio had a higher-than-benchmark investment in international equities and in high yield bonds, a neutral investment in U.S. equities, reflecting concern about the profit outlook and relatively high valuations, and a lower-than-benchmark investment in domestic and international fixed-income securities.

                               MULTI-ASSET-CLASS
                       Growth of a $1 Million Investment
                                 Since Inception


Fiscal years          S&P 500      MAS FUNDS       SALOMON BROAD      MSCI EAFE-GDP (WEIGHTED)
ending September 30            MULTI-ASSET-CLASS

                                     Dollars (000)
     *7/29/94         1000            1000               1000                    1000
'94   9/30/94         1016             997                987                     981
     12/31/94         1015             986                991                     973
      3/31/95         1114            1044               1041                     990
      6/30/95         1221            1125               1104                    1013
'95   9/30/95         1318            1179               1125                    1046
     12/31/95         1397            1229               1174                    1082
      3/31/96         1472            1280               1154                    1113
      6/30/96         1538            1326               1159                    1140
'96   9/30/96         1585            1341               1181                    1137
     12/31/96         1718            1425               1217                    1164
      3/31/97         1764            1443               1210                    1172
      6/30/97         2072            1604               1254                    1304
'97   9/30/97         2227            1697               1296                    1316




                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                MAS MULTI-ASSET-CLASS                                                         MSCI
                      ---------------------------------------       S&P 500            SALOMON              EAFE-GDP
                      INSTITUTIONAL +           INVESTMENT ++        INDEX          BROAD INDEX           WEIGHTED INDEX
--------------------------------------------------------------------------------------------------------------------------
ONE YEAR                   26.50%                  26.32%           40.46%             9.72%                  15.75%
SINCE INCEPTION            18.14%                  18.05%           28.71%             8.51%                   9.05%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

+    Represents an investment in the Institutional Class.

++ Represents an investment in the Investment Class which commenced operations 6/10/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Institutional and Investment Classes of shares of the Multi-Asset-Class Portfolio from exceeding 0.78% and 1.05% respectively, of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

* The Multi-Asset-Class Portfolio commenced operations on 7/29/94. All returns are compared to the S&P 500 Index, the Salomon Broad Investment Grade Index and the Morgan Stanley Capital International EAFE-GDP Weighted Index, all unmanaged market indices.

MAS FUNDS

Trustees and Officers

The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:

THOMAS L. BENNETT, CFA*
Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; formerly Director, Morgan Stanley Universal Funds, Inc.

THOMAS P. GERRITY
Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Fannie Mae; Director, Reliance Group Holdings; Director, Melville Corporation.

JOSEPH P. HEALEY
Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

JOSEPH J. KEARNS
Trustee; Vice President and Treasurer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

VINCENT R. MCLEAN
Trustee; Director, Alexander and Alexander Services, Inc., Director, Legal and General America, Inc., Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. OSCAR MORONG, JR.
Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

JAMES D. SCHMID
President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.

LORRAINE TRUTEN, CFA
Vice President, MASFunds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

DOUGLAS W. KUGLER, CFA
Treasurer, MAS Funds; Vice President, Morgan Stanley; Head of Mutual Fund Administration, Miller Anderson & Sherrerd, LLP.

JOHN H. GRADY, JR., ESQ.
Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius LLP.


*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

This report should be preceded or accompanied by a prospectus.

MAS Fund Distribution, Inc. serves as General Distribution Agent for MAS Funds.

MAS FUNDS

MAS Investment Services Team

                               INVESTMENT

Robert E. Angevine                                 Brian Kramp
Arden C. Armstrong, CFA                            Steven K. Kreider, PhD, CFA
Richard M. Behler, PhD                             Michele A. Kreisler, PhD
Thomas L. Bennett, CFA                             Michael B. Kushma
Steven B. Chulik                                   Chris Leavy
John D. Connolly, CFA                              Gordon Loery, CFA
Bradley S. Daniels, CFA                            Deanna Loughnane
Kenneth B. Dunn, PhD                               Angelo G. Manioudakis
Paul A. Durose                                     Robert J. Marcin, CFA
Hassan Elmasry, CFA                                Paul F. O'Brien, PhD
Steven P. Epstein                                  James M. Olness
Stephen F. Esser, CFA                              Scott F. Richard, DBA
Andre L. Gatien                                    Christian G. Roth, CFA
William B. Gerlach, CFA                            Eric Sharpf
J. David Germany, PhD                              Gary G. Schlarbaum, PhD, CFA
Benjamin J. Gord                                   Roberto M. Sella
Ellen D. Harvey, CFA                               Neil Stone
James J. Jolinger                                  Matthew Todorow
Abhi Y. Kanitkar                                   Horacio A. Valeiras, CFA
Nicholas J. Kovich, CFA                            Richard B. Worley

                             CLIENT SERVICE

Gerald Barth                                       Helene M. Kennedy
Glenn E. Becker                                    Yuri Khalif
Mary Jane Bobyock, CFA                             Mark Laskin
Joseph A. Braccia, CFA                             Lisa A. Marlin
Justin G. Bullion, CFA                             Katharine E. McCoid
Scott A. Burney, CFA                               Mary Ann Milias
Janet E. Cauley                                    James A. Morrissey
Mari M. Chazen                                     Patricia Roarty
Marc Crespi                                        Bruce A. Rodio
Mimi K. Drake                                      Christine Rose
Stephen T. Golding                                 Kim A. Savander
Dave Gutheil                                       James H. Scott
Robert L. Hagin, PhD                               Elizabeth A. Vale, CFA
John D. Hevner, CFA                                Marna C. Whittington, PhD
Tracey H. Ivey, CFA

                                MAS FUNDS
                      CLIENT SERVICE ADMINISTRATION

Matthew F. Allen                                   Susan M. Mislick
Jeffrey L. Alt                                     Marion S. Mitchell
Alisa M. Attardi                                   Carol N. Neilson
Mark Babiec                                        Matthew Potter
Kurt Dodds                                         Barry A. Siegel
Jeanie A. Krepfle                                  Andrea E. Silverman

[MAS FUNDS LOGO]











                                       MILLER
                                       ANDERSON
                                       & SHERRERD, LLP

                                       One Tower Bridge
                                       West Conshohocken, PA 19428-2899

                                       Investment Adviser:     (610) 940-5000
                                       MAS Funds:              (800) 354-8185